                                                                   EXHIBIT 10.23

================================================================================





                         AGREEMENT AND PLAN OF MERGER

                                 By and Among

                        HOLLYWOOD THEATER HOLDINGS INC.

                             HOLLYWOOD MERGER CO.

                        WALLACE THEATER CORPORATION II

                         THE BEACON GROUP III - FOCUS
                               VALUE FUND, L.P.

                       STRATFORD CAPITAL PARTNERS, L.P.

                        STRATFORD EQUITY PARTNERS, L.P.

                      HOAK COMMUNICATIONS PARTNERS, L.P.

                                      and

                            HCP CAPITAL FUND, L.P.



                                 March 3, 1999





================================================================================

                               Table of Contents
                               -----------------
                                                                          Page
                                                                          ----
ARTICLE I

         THE MERGER..........................................................1
         1.01     The Merger.................................................1
         1.02     Conversion of Company Stock................................2
         1.03     Exchange of Certificates...................................3
         1.04     Stock Options..............................................3
         1.05     Certificate of Incorporation...............................3
         1.06     Bylaws.....................................................3
         1.07     Directors and Officers.....................................4

ARTICLE II

         THE CLOSING.........................................................4
         2.01     The Closing................................................4

ARTICLE III

         CONDITIONS TO CLOSING...............................................5
         3.01     Conditions to the Purchaser's Obligations..................5
         3.02     Conditions to the Company's Obligations...................11

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF THE
         COMPANY AND ITS SUBSIDIARIES.......................................13
         4.01     Organization, Qualification, and Corporate Power..........13
         4.02     Capitalization............................................13
         4.03     Authorization; No Breach..................................13
         4.04     Brokers' Fees.............................................14
         4.05     Asset Sufficiency; Tangible Personal Property.............14
         4.06     Financial Statements......................................14
         4.07     Events Subsequent to date of Latest Balance Sheet.........15
         4.08     Tax Matters...............................................17
         4.09     Real Property.............................................19
         4.10     Proprietary Rights........................................24
         4.11     Contracts.................................................24
         4.12     Powers of Attorney........................................25
         4.13     Litigation................................................25

         4.14     Employee Benefits.........................................26
         4.15     Environmental and Safety Matters..........................27
         4.16     Subsidiaries; Investments.................................28
         4.17     Insurance.................................................28
         4.18     Year 2000.................................................28
         4.19     Bank Accounts.............................................29
         4.20     Absence of Certain Payments...............................29
         4.21     Customers, Contractors and Suppliers......................29
         4.22     Employees.................................................29
         4.23     Compliance with Laws; Permits; Certain Operations.........30
         4.24     Affiliated Transactions...................................30
         4.25     No Acceleration of Rights or Benefits.....................31
         4.26     Absence of Undisclosed Liabilities........................31
         4.27     No Funded Debt............................................31
         4.28     Pro Forma Balance Sheet...................................31
         4.29     Disclosure................................................31

ARTICLE V

         REPRESENTATIONS AND WARRANTIES
         OF THE INSTITUTIONAL INVESTORS.....................................32
         5.01     Organization and Power....................................32
         5.02     Authorization and Enforceability..........................32
         5.03     No Violation..............................................32
         5.04     Governmental Authorities; Consents........................33
         5.05     Litigation................................................33
         5.06     Brokers' Fees.............................................33
         5.07     Title, etc................................................33
         5.08     Investment Representation.................................33
         5.09     Company Transactions......................................34

ARTICLE VI

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER OR NEWCO...........34
         6.01     Organization and Corporate Power..........................34
         6.02     Authorization and Enforceability..........................34
         6.03     No Violation..............................................34
         6.04     Governmental Authorities; Consents........................35
         6.05     Litigation................................................35
         6.06     Broker's Fee..............................................35
         6.07     Investment Representation.................................35
         6.08     Conduct of Business; Liabilities..........................35

ARTICLE VII

         PRE-CLOSING COVENANTS OF THE COMPANY...............................36
         7.01     Conduct of the Business...................................36
         7.02     Access to Books and Records...............................36
         7.03     Regulatory Filings........................................37
         7.04     Conditions................................................37
         7.05     Exclusive Dealing.........................................37
         7.06     Notification;.............................................37
         7.07     Good Faith Negotiation....................................38

ARTICLE VIII

         COVENANTS OF THE PURCHASER.........................................38
         8.01     Notification..............................................38
         8.02     Regulatory Filings........................................38
         8.03     Conditions................................................38

ARTICLE IX

         TERMINATION........................................................39
         9.01     Termination...............................................39
         9.02     Effect of Termination.....................................40

ARTICLE X

         REMEDIES FOR BREACHES OF THIS AGREEMENT............................41
         10.01    Survival of Representations and Warranties................41
         10.02    Reimbursement and Indemnification.........................41
         10.03    Further Assurances........................................45

ARTICLE XI

         DEFINITIONS........................................................45
         11.01    Definitions...............................................45
         11.02    Other Definitional Provisions.............................52

ARTICLE XII

         MISCELLANEOUS......................................................52
         12.01    Press Releases and Communications.........................52
         12.02    Expenses..................................................52

         12.03    Confidentiality...........................................53
         12.04    Notices...................................................53
         12.05    Assignment................................................54
         12.06    Severability..............................................55
         12.07    No Strict Construction....................................55
         12.08    Amendment and Waiver......................................55
         12.09    Complete Agreement........................................55
         12.10    No Third-Party Beneficiaries..............................55
         12.11    Counterparts..............................................55
         12.12    Governing Law.............................................56
         12.13    Consent to Amendments.....................................56
         12.14    Descriptive Headings; Interpretation......................56
         12.15    Limitation of Liability...................................56
         12.16    Ownership of Merger Sub...................................56
         12.17    Directors and Officers Liability Insurance................57

                         AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as
                                                           ---------
of March 3, 1999, is made by and among Hollywood Theater Holdings, Inc., a Delaware corporation (the "Company"),Wallace Theater Corporation II, a
                           -------
California corporation (the "Purchaser"), Hollywood Merger Co., a Delaware
                             ---------
corporation and a wholly-owned subsidiary of the Purchaser (the "Merger Sub"),
                                                                 ----------
and the entities listed on the signature page attached hereto under the heading "Institutional Investors" (individually, an "Institutional Investor" and
                                             ----------------------
collectively, the "Institutional Investors"). Capitalized terms used and not
                   -----------------------
otherwise defined herein have the meanings set forth in Article XI below.

                  WHEREAS, the Company operates stadium-style, first-run, and discount movie theaters in Texas, Missouri, Kansas, Oklahoma, Alabama, Ohio and Idaho through its wholly-owned subsidiary, Hollywood Theaters, Inc., a Delaware corporation ("HTI") and HTI's wholly-owned subsidiary, Crown Theatre Corporation, a Missouri corporation ("Crown," and, together with HTI, the
                                      -----
"Subsidiaries"); and
 ------------

                  WHEREAS, the Purchaser desires to acquire substantially all of the issued and outstanding capital stock of the Company in a reverse subsidiary merger transaction subject to the terms and the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  THE MERGER

                  1.01     The Merger.
                           ----------

                  (a) At the Effective Time (as defined in Section 1.01(b)) and
                                                           ---------------
subject to the terms and conditions of this Agreement, the Merger Sub shall merge (the "Merger") with and into the Company in accordance with the General
            ------
Corporation Law of the State of Delaware ("Delaware Law"), whereupon the
                                           ------------
separate existence of the Merger Sub shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").
                            ---------------------

                  (b) At the Closing (as defined in Section 2.01(a) below), the
                                                    ---------------
Company and the Merger Sub will file a Certificate of Merger with the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware Law in connection with the Merger. The Merger shall become effective at such time as such Certificate of Merger is duly filed with the

Secretary of State of the State of Delaware or, if agreed to by the parties hereto, at such other time as is provided in the Certificate of Merger (the "Effective Time").
 --------------
                  (c) From and after the Effective Time, the Surviving Corporation shall succeed to all the assets, rights, privileges, powers and franchises and be subject to all of the liabilities, restrictions, disabilities and duties of the Company and the Merger Sub, all as provided under Delaware Law.

                  1.02     Conversion of Company Stock.
                           ---------------------------

                  (a) Conversion of Company Stock. At the Effective Time, by
                      ---------------------------
virtue of the Merger and without any action on the part of the holders thereof, each share of the Company's Series B Convertible Preferred Stock, par value $.01 per share, Series C Convertible Preferred Stock, par value $.01 per share, and Series D Convertible Preferred Stock, par value $.01 per share, (collectively, the "Preferred Stock"), issued and outstanding immediately prior to the
     ---------------
Effective Time, other than Dissenting Shares (as defined in 1.02 (c) below), shall be converted into common units ("Common Units") of Wallace Theaters,
                                       ------------
L.L.C., the parent of the Purchaser ("Newco"), having the rights and preferences
                                      -----
set forth in Newco's limited liability company agreement in the form attached as Exhibit A hereto (the "Operating Agreement").
                       -------------------
                  At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of the Company's common stock, par value $.01 per share (the "Company Common Stock," and together with
                                      --------------------
the Preferred Stock, the "Company Stock"), other than Dissenting Shares (as
                          -------------
defined in 1.02 (c) below), shall be converted into the right to receive Common Units.

                  The Common Units provided for in this Section 1.02(a) shall be
                                                        ---------------
comprised of 8,333,000 Common Units in the aggregate (referred to as the "Merger
                                                                          ------
Consideration") and shall be allocated among the Stockholders (as defined in
-------------
1.03 below) in proportion to their respective holdings of the Company Stock as set forth on the Schedule of Company Stock.
                 -------------------------

                  (b) Conversion of the Merger Sub Common Stock. At the
                      -----------------------------------------
Effective Time, each share of common stock, par value $.01 per share, of the Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation.

                  (c) Dissenting Shares. Notwithstanding anything in this
                      -----------------
Agreement to the contrary, shares of the Company Stock outstanding immediately prior to the Effective Time and held by a holder who has demanded and perfected his appraisal rights in accordance with Section 262 of the Delaware Law and who has not effectively withdrawn or lost his right to such appraisal, if such
Section 262 provides for dissenters' rights for such shares of Company Stock in the Merger (a "Dissenting Share"), shall not be converted into the right to receive the Merger Consideration as provided in Section 1.02(a) above, unless and until such holder fails to perfect
            ---------------
or withdraws or otherwise loses his right to appraisal and payment under Delaware Law, but the holder thereof shall only be entitled to such rights as are granted by Delaware Law and shall not be entitled to vote or to exercise any other rights of a stockholder of the Company except as provided by Delaware Law. Each holder of Dissenting Shares who becomes entitled to payment therefor pursuant to Delaware Law shall receive such payment from the Surviving Corporation in accordance with Delaware Law. If, after the Effective Time, any such holder fails to perfect or withdraws or loses his right to dissent, such holder's Dissenting Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration, if any, to which such holder is entitled, without interest or dividends thereon.

                  1.03 Exchange of Certificates. The Purchaser shall act as
                       ------------------------
payment agent (the "Payment Agent") in effecting the exchange of Common Units
                    -------------
for certificates which, immediately prior to the Effective Time, represented shares of Company Stock entitled to payment pursuant to Section 1.02 above. At
                                                        ------------
or as soon as practicable after the Effective Time, each holder of Company Stock (each, a "Stockholder"), other than holders of Dissenting Shares, shall
          -----------
surrender to the Payment Agent for exchange a certificate, duly endorsed in blank or accompanied by duly executed stock powers, or, in the event that any such holder's certificate has been lost, stolen, destroyed or mutilated, an affidavit of ownership and indemnity in form and substance satisfactory to Newco, representing the number of shares of Company Stock held by such holder. At or as soon as practicable after the Effective Time, upon surrendering his or its certificates for cancellation, each Stockholder (other than holders of Dissenting Shares) shall be entitled to receive the number of Common Units (including, if applicable, fractional units) to which he or it is entitled under
Section 1.02 above, subject to any applicable withholding tax requirements.
------------
Surrendered certificates shall forthwith be canceled. Until so surrendered and exchanged, each such certificate shall represent solely the right to receive the Merger Consideration (without interest thereon) into which the shares it theretofore represented shall have been converted pursuant to Section 1.02
                                                              ------------
above. As a condition to receiving Common Units, each holder of Company Stock shall either (i) furnish to the Purchaser a certificate reasonably acceptable to Purchaser that complies with Reg. ss.1.1445-2(b) stating that the holder is not a foreign person within the meaning of Code ss.1445(f) or (ii) pay to the Purchaser, in cash, the amount of any withholding Tax required under Code ss.1445 to be withheld with respect to the receipt of the Common Units in exchange for Company Stock.

                  1.04 Stock Options. The Company shall use commercially
                       -------------
reasonable effort to cause all outstanding options, warrants and rights to acquire shares of Company Common Stock (each, an "Option") to be terminated, on
                                                  ------
or prior to the Effective Time.

                  1.05 Certificate of Incorporation. The Certificate of
                       ----------------------------
Incorporation of Merger Sub in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until amended in accordance with applicable law.

                  1.06 Bylaws. The Bylaws of Merger Sub in effect at the
                       ------
Effective Time shall be the Bylaws of the Surviving Corporation until amended in accordance with applicable law.

                  1.07 Directors and Officers. From and after the Effective
                       ----------------------
Time, until successors are duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with applicable law,
(i) the directors of Merger Sub at the Effective Time shall constitute the directors of the Surviving Corporation, and (ii) the officers of the Merger Sub at the Effective Time shall be the officers of the Surviving Corporation.


                                  ARTICLE II

                                  THE CLOSING
                                  -----------

                  2.01     The Closing.
                           -----------
                  (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Kirkland & Ellis
                -------
located at 153 East 53rd Street, New York, New York at 10:00 a.m. no later than the third business day following full satisfaction or due waiver of all of the closing conditions set forth in Article III hereof (other than those to be satisfied at the Closing) or at such other location or on such other date as is mutually agreed to in writing by the Purchaser and the Company. The date and time of the Closing are herein referred to as the "Closing Date."
                                                   ------------

                  (b) Subject to the terms and conditions set forth in this Agreement, the parties hereto shall consummate the following transactions (the "Closing Transactions") on the Closing Date:
 --------------------
                           (i)   the Purchaser shall pay the Merger
         Consideration to the Stockholders, other than holders of Dissenting Shares, and such Merger Consideration will be allocated among the Stockholders in proportion to their respective holdings of the Company Stock as set forth in the Schedule of Company Stock;
                                   -------------------------

                           (ii) the HTI and/or the Surviving Corporation shall have consummated the Debt Transactions;

                           (iii) the HTI and/or the Surviving Corporation shall use the funds from the Debt Transactions to repay, or cause to be repaid all amounts necessary to discharge fully the then outstanding Indebtedness and other items (including amounts owed to suppliers) listed on the attached Indebtedness and Other Items Schedule (such
                                -------------------------------------
         amount, in the aggregate, the "Funded Debt") by wire transfer of
                                        -----------
         immediately available funds as directed by the holders of the Funded Debt at or prior to the Closing, and the Company shall deliver to the Purchaser all appropriate payoff letters and shall make arrangements reasonably satisfactory to the Purchaser for such holders to deliver Encumbrance releases and canceled notes, as applicable, at the Closing;

                           (iv) the Company shall pay, or cause to be paid all Transaction Expenses required to be paid by the Company pursuant to
         Section 12.02;
         -------------

                           (v)  each Stockholder, other than holders of
         Dissenting Shares, shall deliver to the Payment Agent one or more certificates, duly endorsed in blank or accompanied by duly executed stock powers, representing the number of shares of Company Stock held by such Stockholder as of the Closing; and

                           (vi) the Purchaser, the Company and the Institutional Investors shall make such other deliveries as are required by and in accordance with Article III hereof.


                                  ARTICLE III

                             CONDITIONS TO CLOSING
                             ---------------------

                  3.01 Conditions to the Purchaser's Obligations. The obligation
                       -----------------------------------------
of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver (if permissible under applicable law) of the following conditions as of the Closing Date:

                  (a) The representations and warranties set forth in Articles IV and V hereof which are qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects, and the representations and warranties set forth in Articles IV and V hereof which are not so qualified shall be true and correct in all material respects, at and as of the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties which are qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects, and such representations and warranties which are not so qualified shall be true and correct in all material respects, on and as of such earlier date);

                  (b) The Company shall have performed in all material respects all of the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing;

                  (c) The Company shall have received or obtained all third party and stockholder consents and approvals that are necessary for the consummation of the transactions and the taking of the actions contemplated under this Agreement or that are required as a result of the transactions contemplated hereby in order to prevent a breach of or default under, a termination or modification of, or acceleration of the terms of, any contract, agreement, lease or document to which the Company or a Subsidiary is a party or by which its assets are bound, including all of the consents which are listed on the Restrictions Schedule or referred to in Section 3.01(k) below, in each case
    ---------------------                   ---------------
on terms and conditions reasonably satisfactory to the Purchaser.

                  (d) The applicable waiting periods, if any, under the HSR Act shall have expired or been terminated and no objection to the transactions contemplated hereby shall have been made by the Federal Trade Commission of the Department of Justice, and all other material governmental filings, consents, authorizations and approvals that are required to be made prior to the Effective Time for the consummation of the transactions contemplated hereby (all of which items are set forth on the Governmental Consents Schedule attached hereto) shall
                           ------------------------------
have been made or obtained (as the case may be) on conditions, if any, reasonably satisfactory to Purchaser;

                  (e) No (i) action or proceeding before any court or government body shall be pending wherein an unfavorable judgment, decree or order would nor
(ii) any statute, rule or regulation shall have been enacted, entered, promulgated or enforced by any court or governmental authority which would, prevent the performance of this Agreement or the consummation of any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded;

                  (f) Except as set forth on the Exceptions to Latest Balance
                                                 ----------------------------
Sheet Schedule, since the date of the Latest Balance Sheet, the Company and its
--------------
Subsidiaries will not have suffered any Material Adverse Effect.

                  (g) The HTI and/or the Surviving Corporation shall have consummated the Debt Transactions in accordance with the commitment letters attached hereto as Exhibit B in an amount sufficient to consummate the
                   ---------
transactions contemplated by this Agreement and the Recapitalization Agreement and to finance the continuing operations of the Company and its Subsidiaries in amounts and on terms reasonably satisfactory to the Purchaser.

                  (h) The Purchaser shall have entered into a recapitalization agreement with Newco (the "Recapitalization Agreement") and consummated the
                           --------------------------
transactions contemplated thereby in accordance with its terms.

                  (i) The Purchaser shall have received from Baker & Botts, counsel for the Company, an opinion covering customary matters, which shall be addressed to the Purchaser dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchaser.

                  (j) All Options shall have been duly terminated in a manner satisfactory to the Purchaser and the Purchaser shall have received an instrument or instruments evidencing the same.

                  (k) The following real estate related closing conditions shall have been satisfied in a manner satisfactory to the Purchaser:

                           (i) Title Insurance. The Company shall have obtained
                               ---------------
         and delivered to Purchaser and the Lenders, to the extent required by any of the Lenders, no later than five (5) days prior to the Closing, a commitment for the most recent form of ALTA Owner's Title

         Insurance Policy (or with respect to Texas properties only, a TLTA Owner's Title Insurance Policy) for each parcel of Owned Real Property (other than Owned Real Property located outside the United States), each parcel of the Leased Real Property underlined on the Real Estate
                                                                   -----------
         Schedule (collectively, the "Title Commitments"), issued by American
         --------                     -----------------
         Title Company as agent for a title insurance company satisfactory to Purchaser (the "Title Company"), together with a copy of all documents
                         -------------
         referenced in the Title Commitments.

                           At Closing, the Company to the extent required by any
                  of the Lenders, shall have caused the Title Company to issue title insurance policies (which may be in the form of a mark-up of the Title Commitments) in accordance with the Title Commitments, insuring HTI's fee simple title to each parcel of Owned Real Property, or HTI's legal, valid, binding and enforceable leasehold interest in each parcel of Leased Real Property underlined on the Real Estate Schedule (as the case
                                             --------------------
                  may be) as of the Closing Date (including all recorded appurtenant easements insured as a separate legal parcel) with gap coverage from the Company through the Closing Date, subject only to the Permitted Encumbrances, in such amount as Purchaser reasonably determines (and the Title Company agrees) to be the value of the Real Property insured thereunder (collectively, the "Title Policies").
                                      --------------

                           Each of the Title Policies shall to the extent
                  required by any of the Lenders, have the creditor's rights exception deleted (to the extent permitted in the applicable jurisdiction), and shall include the following endorsements (to the extent available in such jurisdiction, but regardless of whether any additional fee is charged for such endorsements): (a) extended coverage endorsement (insuring over the general or standard exceptions); (b) ALTA Form 3.1 zoning endorsement (with parking); (c) survey endorsement (insuring that the Real Property described therein is the real property shown on the Survey delivered with respect thereto and that such Survey is an accurate survey thereof); (d) access endorsement (insuring that the Real Property described therein has direct and unencumbered pedestrian and vehicular access to a public street); (e) if the Real Property insured therein consists of one or more adjacent parcels, a contiguity endorsement (insuring that all of such parcels are contiguous to one another); (f) tax parcel number endorsement (insuring that the tax parcel number in the endorsement includes all of the Real Property insured thereunder and no other real property); (g) ALTA Form 9 owner's comprehensive endorsement;
                  (h) non-imputation endorsement, and (i) such other endorsements as reasonably requested by any of the Lenders. The Company shall pay all costs and expenses with respect to the Title Commitments and Title Policies.

                           (ii) Surveys. The Company shall to the extent
                                -------
         required by any of the Lenders, have obtained and delivered to Purchaser no later than thirty (30) days prior to Closing, a new or updated and recertified survey for each parcel of Real Property for which a Title Policy is required, dated no earlier than the date of this Agreement, prepared by Smith, Roberts and Associates, Inc. or other licensed surveyor satisfactory to Purchaser, and conforming to 1992 ALTA/ACSM Minimum Detail Requirements for Urban Land Title Surveys, including Table A Items Nos. 1, 2, 3, 4, 6, 7(a), 7(b)(1), 8, 9, 10 and 11, and certified to the Company, the Subsidiary, the HTI, Purchaser, the Lenders and the Title Company, in the form satisfactory to each of such parties (the "Surveys"). The Surveys shall
                                                    -------
         not disclose any encroachment from or onto any of the Real Property or any portion thereof or any other survey defect which has not been cured or insured over to Purchaser's reasonable satisfaction prior to the Closing. The Company shall pay all costs and expenses with respect to the Surveys.

                           (iii) Change of Control Consents. The Company shall
                                 --------------------------
         have obtained and delivered to Purchaser a written consent with respect to the Leases set forth on the Restrictions Schedule for change of
                                        ---------------------
         control of the parent of the tenant or the guarantor under each of such Leases, to the extent required under such Leases (the "Lease Consents")
                                                                --------------
         in form and substance reasonably satisfactory to the Purchaser. The Lease Consents shall not contain any terms or conditions which are less favorable to Purchaser than to the Company under such Leases.

                           (iv)  Estoppel Certificates and Mortgage Consents.
                                 -------------------------------------------
         The Company shall have obtained and delivered to Purchaser an estoppel certificate, consent to a leasehold mortgage, collateral assignment of lease or waiver of landlord liens from the landlord or other party whose consent thereto is required with respect to the Leases which are underlined on the Real Estate Schedule, dated no more than thirty (30) days prior to the Closing Date, from each of the other parties to such Leases and Ground Leases, in form and substance reasonably satisfactory to the Purchaser (the "Estoppel Certificates").
                                ---------------------

                           (v)   United Artists and General Cinema Consents and
                                 ----------------------------------------------
         Estoppel Certificates. The Company shall have obtained and delivered to
         ---------------------
         Purchaser (i) a written consent for change of control of the parent of the tenant under each of the security documents granted by HTI in favor of United Artists, Resort Amusements Corporation, General Cinema or their affiliates, to the extent required under such security documents, and if requested by any of the Lenders, consent to a leasehold mortgage, collateral assignment of lease or subordination of such security documents to any of the Lenders' leasehold mortgage (the "United Artists and General Cinema Consents") in form and substance
          ------------------------------------------
         reasonably satisfactory to Lenders. The United Artists and General Cinema Consents shall not contain any terms or conditions which are less favorable to Purchaser than to the Company under such security documents, (ii) an estoppel certificate with respect to each of such security documents, dated no more than thirty (30) days prior to the Closing Date, from each of United Artists, Resort Amusement Corporation, General Cinema and its affiliates, in form and substance satisfactory to Lenders (the "United Artists' and General Cinema's
                                       ------------------------------------
         Estoppel Certificates").
         ---------------------

                           (vi)  Non-Disturbance Agreements.  The Company shall,
                                 --------------------------
         to the extent required by any of the Lenders, have obtained and delivered to Purchaser a non-disturbance agreement with respect to each of the Leases which are underlined on the Real Estate Schedule in form and substance satisfactory to
             --------------------
         Purchaser from each lender encumbering any parcel of the real property underlying the Leased Real Property under such Leases pursuant to which such lender covenants not to disturb Purchaser's possession of such Leased Real Property as tenant under the Lease as long as Purchaser is not in default thereunder, and which contains such other covenants from such Lender as such Lender may reasonably request (the "Non-Disturbance
                                                                 ---------------
         Agreements").
         ----------
                           (vii) Architect's Certificate.  The Company shall, to
                                 -----------------------
the extent required by any of the Lenders, have obtained an Architect's Certificate (the "Architect's Certificate") with respect to each Construction
                  -----------------------
Project (hereinafter defined) dated no more that fifteen (15) days prior to the Closing Date, executed by an architect licensed in the state in which the Construction Project is located in form and content reasonably satisfactory to the Lenders stating among other things that: the architect has inspected the Construction Project and the Construction Project is in substantial compliance with the Budgets, Schedules and Plans (hereinafter defined).

                  (l) No Indebtedness, etc.. Immediately prior to the Closing,
                      ---------------------
the Company and its Subsidiaries will not have Funded Debt in excess of that disclosed on the Funded Indebtedness Schedule attached hereto and delivered as
                 -------------------
of the date this Agreement. In addition, as of the Closing the total amounts due in respect of the Company's senior bank facility, construction liabilities, other liabilities and transaction expenses (each as set forth on the Assumed
                                                                     -------
Liabilities Schedule), plus operating losses incurred between the date hereof
--------------------
and the Closing Date, will not exceed $78,274,801; provided that an amount of Indebtedness incurred under the Company's senior bank facility after the date hereof attributable to the reduction in film rental payables associated with the Company having to pay film companies on more accelerated terms than is consistent with industry terms and consistent with its past practices will not be included for purposes of determining the aggregate amount set forth in this sentence. Immediately prior to the Closing, there shall be no Indebtedness or other Funded Debt of the Company or its Subsidiaries, or any Encumbrances (other than Permitted Encumbrances) on assets of the Company or its Subsidiaries, except for Indebtedness permitted under the Loan Documents. In connection therewith, as of the Closing, the Company and its Subsidiaries (A) shall have obtained payoff letters and Encumbrance releases with respect to all Indebtedness and other items on the Indebtedness and Other Items Schedule, in
                                    -------------------------------------
each case reasonably satisfactory to the Purchaser, (B) shall have purchased, and then canceled not less than 85% of the outstanding Bonds at a price per outstanding Bond (inclusive of principal of and all interest accrued on such Bond) of no more than 67% of the outstanding principal amount thereof (an aggregate purchase price of no more than $73,700,000 for 100% of the Bonds), with no additional Liability of the Company or any Subsidiary thereof in connection with or relating to the Bonds, other than with respect to principal and interest owing in respect of Bonds that remain outstanding (the "Bond Tender"), (C) shall have obtained the consent of the trustee under the indenture governing the Bonds and the requisite percentage of the holders of the Bonds to the amendments to such indenture described in solicitation materials distributed in connection with the Bond Tender and (D) shall not have paid more than an amount equal to 3% of the outstanding principal amount of each Bond as the per Bond Consent Payment provided for in the documents relating to the Bond Tender (an aggregate Consent Payment of no more than $3,300,000).

                  (m) The Company and its Subsidiaries shall have terminated all of the affiliate arrangements (and canceled all of the intercompany payables relating thereto), designated with an asterisk on the Affiliated Transactions
                                                      -----------------------
Schedule, without any Liability to the Company or its Subsidiaries. In addition,
--------
the Company shall have delivered to the Purchaser by March 12, 1999 the Balance Sheet, which Balance Sheet shall be in form and substance satisfactory to Purchaser.

                  (n) The Company shall have delivered to the Purchaser each of the following:

                           (i) a certificate of the Company, dated the Closing Date, stating that the conditions (to the extent that the same are performable by the Company or its Subsidiaries) specified in subsections (a) through (m) hereof (other than subsections (g), (h) and (i) thereof) have been satisfied or waived (upon receipt by the Company of written acknowledgment by the Purchaser of any waiver by the Purchaser), which certificate shall be given by such officer after reasonable inquiry but without personal liability of such officer;

                           (ii) copies of the third party and governmental consents and all other items required to be delivered to the Purchaser by Section 2.01(b) or this Section 3.01;
            ---------------         ------------

                           (iii) all minute books, stock books, ledgers and registers, corporate seals and other corporate records relating to the organization, ownership and maintenance of the Company and its Subsidiaries;

                           (iv) certified copies of the charter of the Company and its Subsidiaries, together with a good standing certificate from the Secretary of State of the Company's jurisdiction and each other state in which the Company is qualified as a foreign corporation to do business, each dated as of a recent date prior to the Closing Date;

                           (v) certified copies of the resolutions duly adopted by the Company's board of directors and stockholders authorizing the execution, delivery and performance of this Agreement, including, without limitation, in the case of each stockholder, the stockholder executing such consent agreeing to become a party to the Operating Agreement and representing and warranting that such stockholder has good and marketable title to the shares held by such stockholder, free and clear of all Encumbrances;

                           (vi) certificate of the Company, dated the Closing Date, that no more than 5% of the shares of the Company Stock, on a fully diluted basis, are Dissenting Shares;

                           (vii) resignations and releases (other than releases of Excluded Claims) for all officers and directors of the Company and its Subsidiaries, dated as of the Closing Date; and

                           (viii) other items that the Purchaser, any Lender or the Title Company reasonably requests.

If the Purchaser elects to waive the delivery of any documents, consents or certificates or any closing condition set forth in this Section 3.01, no claim or right to be indemnified for failure to obtain such documents, consents or certificates or closing condition shall be available to the Company Parties.

         3.02 Conditions to the Company's Obligations. The obligations of the
              ---------------------------------------
Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (if permissible under applicable law) of the following conditions as of the Closing Date:

                  (a) The representations and warranties set forth in Article VI hereof which are qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects, and the representations and warranties set forth in Article VI hereof which are not so qualified shall be true and correct in all material respects, at and as of the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties which are qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects, and such representations and warranties which are not so qualified shall be true and correct in all material respects, on and as of such earlier date);

                  (b) The Purchaser and the Merger Sub shall have performed in all material respects all the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing;

                  (c) The applicable waiting periods, if any, under the HSR Act shall have expired or been terminated and no objection to the transactions contemplated hereby shall have been made by the Federal Trade Commission of the Department of Justice, and all other material governmental filings, consents, authorizations and approvals that are required to be made prior to the Effective Time for the consummation of the transactions contemplated hereby (all of which items are set forth on the Governmental Consents Schedule attached hereto) shall
                           ------------------------------
have been made or obtained (as the case may be) on conditions, if any, reasonably satisfactory to the Company;

                  (d) No (i) action or proceeding before any court or government body shall be pending wherein an unfavorable judgment, decree or order would nor
(ii) any statute, rule or regulation shall have been enacted, entered, promulgated or enforced by any court or governmental authority which would, prevent the performance of this Agreement or the consummation of any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded;

                  (e) The Purchaser shall have delivered to the Company certified copies of the resolutions duly adopted by the Purchaser's and the Merger Sub's boards of directors and stockholders authorizing the execution, delivery and performance of this Agreement; and

                  (f) The Purchaser shall have issued a warrant to The Beacon Group III-Focus Value Fund, L.P., as representative for the Stockholders, substantially in the form of Exhibit C.
                             ---------
                  (g) The Purchaser shall have entered into a recapitalization agreement with Newco (the "Recapitalization Agreement") and consummated the
                           --------------------------
transactions contemplated thereby in accordance with its terms.

                  (h) The Company shall have received from Kirkland & Ellis, counsel for the Purchaser, an opinion covering customary matters, which shall be addressed to the Company dated as of the Closing Date and in form and substance reasonably satisfactory to the Company.

                  (i) The Purchaser shall have delivered to the Company each of the following:

                           (i) a certificate of the Purchaser, dated the Closing Date, stating that the conditions specified in subsections (a) through (g) hereof have been satisfied or waived (upon receipt by the Purchaser of written acknowledgment by the Company of any waiver by the Company), which certificate shall be given by such officer after reasonable inquiry but without personal liability of such officer;

                           (ii) copies of the third party and governmental consents and all other items required to be delivered to the Company by
         Section 2.01(b) or this Section 3.02; and
         ---------------         ------------
                           (iii) certified copies of the charter of the Purchaser, together with a good standing certificate from the Secretary of State of the Purchaser's jurisdiction and each other state in which the Purchaser is qualified as a foreign corporation to do business, each dated as of a recent date prior to the Closing Date.

If the Company elects to waive the delivery of any documents, consents or certificates or closing condition set forth in this Section 3.02, no claim or
                                                    ------------
right to be indemnified for failure to obtain such documents, consents or certificates or closing condition shall be available to the Purchaser Indemnified Parties.

                                  ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF THE
                     -------------------------------------
                         COMPANY AND ITS SUBSIDIARIES
                         ----------------------------

                  The Company and its Subsidiaries represent and warrant to the Purchaser that the statements contained in this Article IV are correct and complete as of the date of this Agreement:

                  4.01 Organization, Qualification, and Corporate Power. The
                       ------------------------------------------------
Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company is qualified and in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. The Company has the requisite corporate power and authority to carry on the business in which it is currently engaged and to own and use the properties as currently owned and used by it. The Officers and Directors
                                                  ----------------------
Schedule lists the directors and officers of the Company, and the Jurisdictions
--------                                                          -------------
Schedule identifies each of the jurisdictions in which the Company and its
--------
Subsidiaries are qualified to do business.

                  4.02 Capitalization. The authorized and issued capital stock
                       --------------
of the Company is accurately described in the Schedule of Company Stock. All of
                                              -------------------------
the shares of Company Stock described in the Schedule of Company Stock are
                                             -------------------------
issued and outstanding and are owned of record by the Stockholders as set forth on the Schedule of Company Stock, free and clear of any Encumbrances created by
       -------------------------
the Company. All of the outstanding capital stock of the Company has been duly authorized by all necessary corporate action on the part of the Company and is validly issued, fully paid and non-assessable. Except as set forth on the Schedule of Options, there are no rights, outstanding commitments,
-------------------
subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable or exercisable for any shares of capital stock of the Company or any outstanding stock appreciation, phantom stock, profit participation or similar rights with respect to the Company.

                  4.03     Authorization; No Breach.
                           ------------------------

                  (a) The execution, delivery and performance of this Agreement and all of the Transaction Documents and instruments contemplated hereby to which the Company is a party, have been duly authorized by all necessary corporation action of the Company. Assuming this Agreement is a valid and binding obligation of the Purchaser, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, and all other agreements and instruments contemplated hereby to which the Company is a party, when executed and delivered by the Company in accordance with the terms thereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect acting creditors' rights generally or concerning general principles of equity.

                  (b) Except as set forth on the attached Restrictions Schedule
                                                          ---------------------
or the Real Estate Schedule and assuming the consents, approvals,
       --------------------
authorizations, permits, filings and notifications referred to in the Restrictions Schedule and the Real Estate Schedule have been obtained, the
---------------------         --------------------
execution and delivery by the Company of this Agreement and all Transaction Documents and instruments contemplated hereby to which the Company is a party, and the consummation of the transactions contemplated hereby and thereof by the Company will not (i) as of the Closing Date conflict with or result in a breach of the terms, conditions or provisions of, (ii) as of the Closing Date constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any Encumbrance upon the Company Stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, the Company's or any Subsidiary's Certificate of Incorporation or Bylaws (in each case as in effect on the date hereof) or any law, statute, rule or regulation to which any of the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which any of the Company or any of its Subsidiaries is a party or by which any of its assets are bound.

                  4.04 Brokers' Fees. Other than with respect to Donaldson,
                       -------------
Lufkin & Jenrette (whose fees (the "DLJ Fee") shall be paid by the Company),
                                    -------
each of the Company and its Subsidiaries does not have any Liability to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

                  4.05 Asset Sufficiency; Tangible Personal Property. Except as
                       ---------------------------------------------
set forth on the attached Assets Schedule, the Company and its Subsidiaries own,
                          ---------------
have a valid leasehold interest in, or have a valid license to use, all of the material assets, properties and rights, whether tangible or intangible, necessary for the conduct of its business as presently conducted, free and clear of all Encumbrances, other than Permitted Encumbrances. All tangible personal property with an individual net book value of $50,000 or more is in good operating condition and repair and is adequate and suitable for the particular purpose for which it is being used by the Company and its Subsidiaries subject to reasonable wear and tear.

                  4.06 Financial Statements. Attached hereto as the Financial
                       --------------------                         ---------
Statements Schedule are the following financial statements:
-------------------

                  (a) the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1997 and the related audited consolidated statements of income and cash flows (or the equivalent) for the fiscal year then ended; and

                  (b) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1998 (the "Latest Balance Sheet"), and
                                                   --------------------
the related consolidated statements of income and cash flows (or the equivalent) for the fiscal year then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any) is true and complete, is consistent with the books and records of the Company and its Subsidiaries (which, in turn, are true and complete), fairly presents the financial condition and operating results and cash flows of each of the Company and its Subsidiaries at and as of the respective dates thereof and has been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject in the case of the unaudited financial statements to the absence of footnote disclosures (none of which footnote disclosures would, except as otherwise disclosed on the Footnote
                                                                 --------
Disclosure Schedule, alone or in the aggregate, cause a Material Adverse
-------------------
Effect).

                  The Additional Acquisition Consideration Schedule attached
                      ---------------------------------------------
hereto sets forth (a) the amount of any additional consideration (including any earnout payments, indemnity payments or similar payments) that may be paid by the Company or any of its Subsidiaries after the date hereof with respect to any acquisition of assets (including by way of merger, consolidation or otherwise) of, or Investment in, another Person made by the Company or any of its Subsidiaries prior to the date hereof, (b) the amount of any Indebtedness (including interest thereon) that may be owed by the Company or any of its Subsidiaries with respect to such acquisition or Investment and the maturity date of such Indebtedness (including after giving effect to the consummation of the transactions contemplated hereby) and (c) the amount of consideration (including any earnout payments, indemnity payments or similar payments) that may be paid by the Company or any of its Subsidiaries after the date hereof pursuant to any binding agreement (as to economic terms) relating to any acquisition of assets (including by way of merger, consolidation or otherwise), or Investment in, or assumption of any obligations of, another Person made by the Company or its Subsidiaries with respect to the period after the date hereof.

                  The Escrow Schedule sets forth the amounts set aside in escrow
                      ---------------
with respect to any such acquisition of assets or Investments.

                  4.07 Events Subsequent to date of Latest Balance Sheet. Except
                       -------------------------------------------------
as set forth on the Subsequent Events Schedule, since the date of the Latest Balance Sheet, there has not been any Material Adverse Effect. Without limiting the generality of the foregoing, since the date of the Latest Balance Sheet, except as set forth on the Subsequent Events Schedule, the Company and its Subsidiaries have not engaged in any practice, taken any action, or entered into any transaction outside the ordinary course of business and have not:

                  (a) borrowed any amount or incurred or become subject to any Liabilities, except Liabilities incurred in the ordinary course of business consistent with past practice, Liabilities under contracts entered into in the ordinary course of business consistent with past practice and borrowing from banks (or similar financial institutions) necessary to meet ordinary course working capital requirements;

                  (b) mortgaged, pledged or subjected to any Encumbrance, any of its assets, except Permitted Encumbrances;

                  (c) sold, assigned, transferred or otherwise disposed of any portion of its tangible assets, except for the sale of inventory in the ordinary course of business consistent with past practice and the disposition of obsolete or unnecessary assets which do not have a book value in excess of $50,000;

                  (d) sold, assigned or transferred any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets;

                  (e) suffered any material extraordinary losses or waived any rights of material value;

                  (f) issued, sold, repurchased or transferred any of its capital stock or other equity securities, securities convertible into its capital stock or other equity securities or warrants, options or other rights to acquire its capital stock or other equity securities or any bonds or debt securities, except in the ordinary course of business consistent with past practices;

                  (g) made any material capital expenditures or commitments therefor, except in the ordinary course of business consistent with past practices;

                  (h) suffered the loss of any material customer, contractor or supplier;

                  (i) entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases or licenses) involving more than $50,000 individually to which it is a party or by which it is bound nor modified the terms of any such existing contract or agreement;

                  (j) accelerated, terminated, modified or canceled any permit or agreement, contract, lease or license involving more than $50,000 individually to which it is a party or by which it is bound;

                  (k) adopted, modified, amended or terminated, any bonus, profit sharing, incentive, severance or other similar plan (including any Employee Benefit Plan), contract, or commitment for the benefit of any of its directors, officers or employees, or otherwise made any change in the employment terms (including any increase in the base compensation) for any of its officers or employees, or entered into any collective bargaining agreement or relationship;

                  (l) undertaken any layoff(s) of employees that could implicate the Worker Adjustment and Retraining Notification ("WARN") Act or any similar state, local or foreign law or regulation;

                  (m) canceled, compromised, waived or released any right or claim (or series of related rights and claims) either involving more than $50,000 individually or in the aggregate, or outside the ordinary course of business;

                  (n) made or authorized any change in its charter or by-laws;

                  (o) made any material change in its accounting practices, procedures or methods or in its cash management practices;

                  (p) experienced any material changes in the amount or scope of coverage of insurance now carried by it;

                  (q) delayed or postponed the payment of any accounts payable or commissions or any other Liability or agreed or negotiated with any party to extend the payment date of any accounts payable or commissions or any other Liability or accelerated the collection of (or discounted) any accounts or notes receivable; made any loans or advances to, guarantees for the benefit of, or any Investments in or acquisition of the assets of, any Person (other than advances to the Company's or any of its Subsidiaries' employees in the ordinary course of business consistent with past practice);

                  (r) made or committed to make (including pursuant to any binding (as to economic terms) letter of intent, term sheet or similar document) any Investment in, any acquisition of the assets of (whether by purchase or assets, merger, consolidation or otherwise) or assumption of any obligations (including lease obligations) of, any other Person involving consideration in excess of $50,000;

                  (s) entered into any agreement or arrangement prohibiting or restricting it from freely engaging in any business or otherwise restricting the conduct of its business;

                  (t) entered into any other material transactions, except in the ordinary course of business consistent with past custom and practice; or

                  (u) committed to do any of the foregoing.

                  4.08  Tax Matters.
                        -----------

                  (a) The Company files consolidated Tax Returns. The Company has timely filed or caused to be timely filed all material Tax Returns that are or were required to be filed by or with respect to it. The Tax Returns filed accurately reflect all material Liabilities for Taxes of the Company for the periods covered thereby.

                  (b) Except as set forth on the Tax Matters Schedule, all
                                                 --------------------
Liabilities of the Company for Taxes for all taxable years or periods that end on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date ("Pre-Closing Period")
                                                          ------------------
have been timely paid or adequately disclosed and fully provided for (i) in the case of Taxes accrued for all taxable years or periods through the date of the Latest Balance Sheet, on the Latest Balance Sheet, in accordance with GAAP and (ii) in the case of the Taxes accrued for all taxable periods since the date of the Latest Balance Sheet, as set forth in the books and records of the Company.

                  (c) The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to Tax assessment or deficiency.

                  (d) All material Taxes relating to the income, properties or operation of and payments made by the Company which the Company was required by law to withhold or collect from third parties have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

                  (e) There are no tax sharing, allocation, indemnification or similar agreements in effect as between the Company and any predecessor or affiliate thereof and any other party under which the Purchaser or the Company could be liable for Taxes or other claims of any party.

                  (f) No election under Section 341(f) of the Code has been made or shall be made prior to the Closing Date to treat the Company as a consenting corporation, as defined in Section 341 of the Code.

                  (g) The Company is not a party to any agreement that would require it to make any payment that would constitute an "excess parachute payment" for purposes of Section 280G and Section 4999 of the Code.

                  (h) No indebtedness of the Company consists of "corporate acquisition indebtedness" within the meaning of Section 279 of the Code.

                  (i) There are no unresolved inquiries or claims made in writing by any taxing authority concerning any of the Company's or any of its Subsidiaries' Tax liability;

                  (j) None of the Company or nor any of its Subsidiaries shall be required to (i) as a result of a change in method of accounting for a taxable period ending on or prior to the Effective Time, include any adjustment in taxable income for any taxable period (or portion thereof) ending after the Effective Time, (ii) as a result of any "closing agreement," as described in
Section 7121 of the Code (or any corresponding provision of state, local or foreign income Tax law) executed on or before the Effective Time, include any material item of income in, or exclude any item of deduction from, taxable income for any taxable period( or portion thereof) ending after the Effective Time, (iii) as a result of any sale reported on the installment method where such sale occurred on or prior to the Effective Time, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time, or (iv) as a result of any prepaid amount received on or prior to the Effective Time, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time.

                  (k) The statute of limitations has expired and no waivers or extensions thereof have been given in respect of Tax Returns for years ending prior to 1992.

                  4.09     Real Property.
                           -------------

                  (a) The Owned Real Property (as hereinafter defined) and the Leased Real Property (as hereinafter defined) comprise all of the real property related to or used by the Company or by its Subsidiaries in the operation of their respective businesses.

                  (b) Owned Properties. The attached Real Estate Schedule lists
                      ----------------               --------------------
and describes in reasonable detail all real property that the Company or any of its Subsidiaries owns in fee simple (the "Owned Real Property"). Except as
                                          -------------------
otherwise described on the Real Estate Schedule, with respect to each such
                           --------------------
parcel of Owned Real Property:

                           (i) the applicable Company or its Subsidiary has indefeasible fee simple title to each such parcel free and clear of any Encumbrance, except for Permitted Encumbrances;

                           (ii) there are no pending or, to the applicable Company's or Subsidiary's Knowledge, threatened condemnation, expropriation, or other proceedings, lawsuits, or administrative actions relating to the Owned Real Property or other matters affecting adversely the current use, occupancy, or value of the Owned Real Property;

                           (iii) the Owned Real Property does not serve any adjoining property for any purpose inconsistent with the use of the Owned Real Property, and the Owned Real Property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

                           (iv) there are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any Person the right of use or occupancy of any portion of the Owned Real Property;

                           (v) there are no outstanding options or rights of first refusal to purchase any of the Owned Real Property, or any portion thereof or interest therein;

                           (vi) no Person (other than the Company and its Subsidiaries) is in possession of any of the Owned Real Property;

                           (vii) the current use and operation of the Owned Real Property by the Company and its Subsidiaries does not violate any easement, covenant, condition, restriction, or other instrument of record or agreement affecting the Owned Real Property or any applicable legal requirements (including zoning laws or ordinances) except for such violations which, individually and in the aggregate, could not reasonably be foreseen to have a Material Adverse Effect on the Company or its Subsidiaries, and the Company's or Subsidiaries' use or occupancy of the Owned Real Property or any portion thereof or the operation of their respective businesses does not depend on a "permitted non-conforming use" or "permitted non-conforming structure" or similar exemption from any governmental authority;

                           (viii) all buildings, structures and other improvements located on the Owned Real Property, including all material components thereof, are in good operating condition and repair, subject only to the provision of usual and customary maintenance provided in the ordinary course of business with respect to buildings, structures and improvements of like age and construction and all water, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage lines and other utilities and systems serving the Owned Real Property are sufficient to enable the continued operation of the Owned Real Property as it is now operated by the Company and its Subsidiaries; and

                           (ix) all certificates of occupancy, permits, licenses, approvals and other authorizations required in connection with the operations of the applicable Company and its Subsidiaries on the Owned Real Property required to have been issued to enable the Owned Real Property to be lawfully occupied and used for all of the purposes for which it is currently occupied and used in connection with the Company's and its Subsidiaries' operations have been issued and are, as of the date, hereof, in full force and effect (and the Company has no Knowledge of any basis upon which any of the foregoing could be revoked or terminated after Closing).

                           (x) the closing of the transactions contemplated by this Agreement will not individually or in the aggregate create a taxable event under any state, county, or local transfer tax law or ordinance applicable to any parcel of Real Property.

                           (xi) the copies of the title policies and surveys with respect to the Owned Real Property previously delivered to Purchaser are true and correct and are the most current in the Company's or its Subsidiaries' possession. Such title policies are, to the Company's Knowledge, in full force and effect and the Company has no Knowledge of any defense that the respective title insurer may use to deny coverage under such title policies. Such surveys, to the Knowledge of the Company, disclose all material improvements located at each parcel of Owned Real Property.

                  (c) Leased Property. The attached Real Estate Schedule lists
                      ---------------               --------------------
and describes in reasonable detail all real property leased or subleased to the Company or its Subsidiaries and all other real property which is used by the Company or its Subsidiaries and not owned by the Company or such Subsidiary (the "Leased Real Property," and together with the Owned Real Property, the "Real
 --------------------                                                   ----
Property"). The Company and its Subsidiaries have delivered to the Purchaser's
--------
special legal counsel complete copies of the leases and subleases listed on the Real Estate Schedule (collectively, the "Leases")and the Leased Real Property
--------------------                     ------
which is underlined on the Real Estate Schedule
                           --------------------
constitutes all of the Leased Real Property for "stadium theaters" and leased theaters which generated during calender year 1998 more than $200,000 in annual theater level cash flow. Except as otherwise set forth on the Real Estate
                                                              -----------
Schedule, with respect to the Leased Real Property and each of the Leases:
--------

                           (i)    such Lease is legal, valid, binding,
         enforceable, and in full force and effect;

                           (ii) the Company is not, and to the Company's or the applicable Subsidiary's Knowledge, no other party to such Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of such lease or sublease;

                           (iii) the Company has not, and to the Company's or the applicable Subsidiary's Knowledge, no other party to such Lease has repudiated any provision thereof;

                           (iv)   to the Company's or the applicable
         Subsidiary's Knowledge, there are no disputes, oral agreements, or forbearance programs in effect as to such Lease;

                           (v)    the transactions contemplated by this
         Agreement (whether viewed individually or in the aggregate) will not require the consent of any other Person which is party to any Lease, other than consents required in connection with the Leases set forth on the Restrictions Schedule;
             ---------------------

                           (vi) in the case of each Lease which is a sublease, the representations and warranties set forth in clauses (i) through (v) above are true and correct with respect to the underlying lease;

                           (vii)  neither the Company nor any of its
         Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold created pursuant to such Lease;

                           (viii) none of the Leases has been modified in any respect, except to the extent that such modifications are in writing and have been delivered or made available to the Purchaser;

                           (ix)   all buildings, improvements and other
         structures located upon the Leased Real Property have received all approvals or governmental authorities, including licenses and permits, required in connection with and material to the operation of the Company's and its Subsidiaries' operations thereon and have been operated and maintained in accordance with all applicable legal requirements and the terms and conditions of the Leases and any instrument of record or other agreement affecting the Leased Real Property;

                           (x) the current use and operation of the Leased Real Property and the operation by the Company and its Subsidiaries does not violate any easement, covenant, condition, restriction, or other instrument of record or agreement affecting the Leased Real Property or any applicable legal requirements (including, without limitation, zoning laws or ordinances) except for such violations which, individually and in the aggregate, could not reasonably be foreseen to have a Material Adverse Effect on the Company or any of its Subsidiaries, and the applicable Company's or Subsidiary's use or occupancy of the Leased Real Property or any portion thereof or the operation of their respective businesses does not depend on a "permitted non-conforming use" or "permitted non-conforming structure" or similar exemption from any governmental authority;

                           (xi)   all buildings, structures and other
         improvements located upon the Leased Real Property, including, without limitation, all components thereof, are in good operating condition subject to the provision of usual and customary maintenance in the ordinary course of business with respect to buildings, structures and improvements of like age and construction and all water, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage and other utility lines and systems serving the Leased Real Property and required for the Company's or the applicable Subsidiary's use thereof are in good operation condition and are sufficient to enable the continued operation of the Leased Real Property by the Company or the applicable Subsidiary in the manner currently being used in connection with the operations of the Company and its Subsidiaries; and

                           (xii) all certificates of occupancy, permits, licenses, approvals and other authorizations required in connection with the operations of the applicable Company and its Subsidiaries on the Leased Real Property required to have been issued to enable the Leased Real Property to be lawfully occupied and used for all of the purposes for which it is currently occupied and used in connection with the applicable Company's and its Subsidiaries' operations have been lawfully issued and are, as of the date, hereof, in full force and effect.

                  (d) Real Property Under Contract. The attached Real Property
                      ----------------------------               -------------
Under Contract Schedule lists and describes in reasonable detail all real
-----------------------
property the Company or its Subsidiaries intend to sell, purchase, lease, sublease, assign, develop or manage, whether in whole or in part, directly or indirectly within the next 6 months. The Company and its Subsidiaries have delivered to Purchaser, complete copies of all documentation related to the aforementioned transactions, including, but not limited to, executed versions or the latest drafts of all purchase and sale agreements, management agreements, development agreements, joint venture or equity investment agreements, option agreements, leases, subleases, term sheets and letters of intent. The Company and its Subsidiaries have also delivered a brief summary outlining the material terms of any oral negotiations with respect to the aforementioned transactions, the status and timing of the closing of such transactions and, in the case of theaters under construction, a detailed estimate as to the costs to complete such construction and a detailed itemized list as to amounts owing by the Company and its Subsidiaries in connection with such construction.

                  (e) Construction. The attached Real Estate Schedule lists each
                      ------------
parcel of Real Property (collectively, the "Construction Real Property") which
                                            --------------------------
is or is reasonably anticipated to be under construction as of the date hereof or any time prior to the Closing Date or as to which there are unpaid amounts owing to Contractors (as defined below) with respect to such parcel's construction (collectively, the "Construction Projects") and describes in detail
                                 ---------------------
the status and stage of completion of each Construction Project along with a copy of an original construction budget, construction schedule and the plans and specifications (collectively, the "Budgets, Schedules and Plans") for each
                                   ----------------------------
Construction Project and a list of any construction or completion bonds posted on behalf of the Company and its Subsidiaries. The Company has delivered to the Purchaser's legal counsel for each Construction Project, correct and complete copies of all construction contracts or agreements related thereto (collectively, the "Construction Contracts") and a general contractor's sworn
                    ----------------------
statement dated no more than thirty (30) days prior to the date hereof from each general contractor, (collectively, the "Contractors") setting forth a
                                        -----------
description of the construction completed as of the date of the sworn statement, the names and addresses of each subcontractor and materialmen that performed any of the construction or supplied any materials for the Construction Project, the amount due the Contractor, each subcontractor and materialmen for the construction completed or materials supplied as of the date of the sworn statement, the amount previously paid to the Contractor, each subcontractor and materialmen as of the date of the sworn statement for the construction completed or material supplied for the Construction Project, and the balance of the cost of the remaining construction and materials to complete the Construction Project. With respect to the Construction Projects and each Construction Contract, except as set forth on the Real Estate Schedule:
                                     --------------------

                           (i) such Construction Contract is legal, valid, binding, enforceable, and in full force and effect and will remain as such upon completion of the transactions contemplated by this Agreement;

                           (ii) the Company is not, and to the Knowledge of the Company and the Subsidiaries, no other party to such Construction Contract is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of such Construction Contract;

                           (iii) the Company has not, and to the Knowledge of the Company and the Subsidiaries, no other party to such Construction Contract has repudiated any provision thereof;

                           (iv) to the Knowledge of the Company and the Subsidiaries there are no disputes or oral agreements in effect as to such Construction Contract;

                           (v)    the transactions contemplated by this
         Agreement, whether individually or in the aggregate, will not require the consent of any other Person which is a party to such Construction Contract or the Company will obtain such consent;

                           (vi) each Construction Project is progressing is in substantial compliance with their respective Budgets, Schedules and Plans; and

                           (vii) all amounts due and owing the Contractors have been paid prior to delinquency and none of the Contractors have filed any liens against any parcel of Real Property and the Company and the Subsidiaries do not have any disputes with such Contractors.

                  (f) The attached Real Estate Schedule sets forth a list, and a status thereof, of all certificates of occupancy, permits, licenses, approvals and other authorizations required to (i) complete each Construction Project in accordance with the Budgets, Schedules and Plans and (ii) operate each parcel of Construction Real Property as a movie theater upon completion of the Construction Project The attached Real Estate Schedule sets forth a list of any conditions, concessions, restrictions, obligations or agreements made by the Company or the Subsidiaries in connection with any aforementioned certificates, permits, licenses, approvals and authorizations.

         4.10 Proprietary Rights. Except as set forth on the Proprietary Rights
              ------------------                             ------------------
Schedule, each of the Company and its Subsidiaries possesses or has adequate
--------
rights to use all patents, patent disclosures, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, and all good will associated therewith, copyrights, copyright registrations and applications, mask works, trade names, corporate names, trade dress, technology, inventions, computer software, data and documentation (including electronic media), specifications, product drawings, training materials (including films, brochures and printed materials), catalogs and other advertising and promotional materials, trade secrets, know-how, confidential information, financial business and marketing plans, customer and supplier lists, and all other intellectual property and proprietary information or rights necessary for the operation of the business of the Company and its Subsidiaries as presently conducted (collectively, the "Proprietary Rights"). Except as set
                                           ------------------
forth in the Proprietary Rights Schedule, neither the Company nor any of its
             ---------------------------
Subsidiaries has received any notice of any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights. Except as set forth in the Proprietary Rights Schedule, to the Knowledge of the
                           ---------------------------
Company, the Company has not infringed, misappropriated or otherwise conflicted with any proprietary rights of any Person, nor is the Company aware of any claims of or actual infringement, misappropriation or conflict which to the Knowledge of the Company, will occur as a result of the continued operation of the business of the Company as currently conducted.


         4.11 Contracts. Except as set forth in the Contracts Schedule, each of
              ---------                             ------------------
the Company and its Subsidiaries is not a party to any (i) bonus, pension, profit sharing, retirement or other form of deferred compensation plan; (ii) stock purchase, stock option or similar plan; (iii) contract for the employment of any officer, individual employee or other person on a full-time or consulting basis providing for annual compensation in excess of $60,000; (iv) consulting or management agreement providing for annual compensation in excess of $60,000; (v) lease or agreement not set forth on the Real Estate Schedule under which it is lessee of, or holds or operates any personal property owned by any other party, for which the annual rental exceeds $60,000; (vi) lease or agreement under which it is lessor of or permits any third party to hold or operate any property, real or personal, for which the annual rental exceeds $60,000; (vii) contract or group of related contracts with the same party (A) under which the Company or any of its Subsidiaries may have a Liability under such contract in excess of $60,000, (B) which may not be terminated by either party on no more than 30 days notice without any premium or penalty or other Liability, or (C) which requires a fee, penalty or other amount in excess of $60,000 to be paid upon a default, failure to perform or termination; (viii) agreement which restricts in any manner the Company's or any Subsidiary's right to compete with any Person, purchase products or services from any Person, or its ability to hire or employ any Person; (ix) agreement providing for indemnification; or (x) any other agreement, contract or arrangement under which the Company has incurred or is reasonably expected to have material obligations. The Company has provided or made available to the Purchaser or its financial, legal or accounting representatives a correct and complete copy of each contract or other agreement listed in the Contracts Schedule (as amended to date). All of
                                 ------------------
the contracts and agreements set forth or required to be set forth on any Schedule hereto are valid, binding and enforceable in accordance with their respective terms (assuming due execution and delivery by the counterparty), except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally or concerning general principles of equity. Except as set forth on the Contracts
                                                                    ---------
Exception Schedule: each of the Company and its Subsidiaries has performed all
------------------
obligations required to be performed by it under such contract and agreement and is not in default under or in breach of nor in receipt of any claim of default or breach under any such contract and agreement; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company or any Subsidiary thereof under any such contract or agreement; and, to the Knowledge of the Company, none of the Company nor any Subsidiary thereof is party to any contract or agreement requiring such entity to purchase goods or services or lease property above or below (as the case may be) prevailing market rates and prices or to sell goods or services below the cost of such goods and services to such entity.

         4.12 Powers of Attorney. There are no outstanding powers of attorney
              ------------------
executed on behalf of the Company or any Subsidiary.

         4.13 Litigation. Except as set forth on the attached Litigation
              ----------                                      ----------
Schedule, there are no actions, suits, proceedings (including any arbitration
--------
proceedings), orders, investigations or claims pending or, to the Company and its Subsidiaries' Knowledge, threatened against or affecting any of the Company or any of its Subsidiaries (or to the Company and its Subsidiaries' Knowledge, pending or threatened against or affecting any of the officers, directors or employees of any of the Company or any of its Subsidiaries with respect to its business or proposed business activities), or pending or threatened by the Company or any of its Subsidiaries against any Person, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any of its Subsidiaries is subject to any arbitration proceedings under collective bargaining agreements or otherwise or any governmental investigations or inquiries; and, to the Company's Knowledge, there is no basis for any of the foregoing. Except as set forth on the Exceptions to Litigation
                                                 ------------------------
Schedule, the Company and its Subsidiaries are fully insured with respect to
--------
each of the matters set forth on the attached Litigation Schedule. Neither the
                                              -------------------
Company nor any of its Subsidiaries is subject to any judgment, order or decree of, or settlement enforceable by, any court or other governmental agency, and neither the Company nor any of its Subsidiaries has received any opinion or memorandum or advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any material liabilities.

         4.14 Employee Benefits. The Employee Benefits Schedule lists each
              -----------------      --------------------------
Employee Benefit Plan that the Company and its Subsidiaries maintain or to which they contribute or have any Liability with respect thereto. Except as set forth on the Employee Benefits Schedule under the heading "Other Plans", none of the
       --------------------------
Company or any of its Subsidiaries maintains, contributes to or has any actual or potential liability with respect to any active or terminated, funded or unfunded (x) Multiemployer Plan, (y) defined benefit plan (as defined in Section 3(35) of ERISA) or (z) plan or arrangement to provide severance, deferred compensation, bonuses, medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees or independent contractors (except for limited continued health benefit coverage required to be provided under Section 4980B of the Code or similar state law), where such plan described in (x), (y) or (z) was or is maintained or contributed to by the Company or an ERISA Affiliate. Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all respects with its terms and with the applicable requirements of all applicable statutes, including but not limited to ERISA and the Code and all regulations and interpretations thereunder. All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan. Each such Employee Benefit Plan which is an Employee Pension Benefit Plan that is intended to be qualified has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code Section 401(a). The Company has delivered to the Purchaser correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan with respect to which such documents are required. Neither the Company nor any of its employees or directors, nor any fiduciary, has engaged in any transaction, including the execution and delivery of this Agreement and other agreements, instruments and documents for which execution and delivery by the Company is contemplated herein, in violation of Section 406(a) or (b) of ERISA or which is a "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) for which no exemption exists under Section 408(b) of ERISA or Section 4975(d) of the Code or for which no administrative exemption has been granted under Section 408(a) of ERISA.

         4.15 Environmental and Safety Matters.  Except as set forth in the
              --------------------------------
Environmental Schedule:
----------------------

                  The Company and its Subsidiaries have complied with and are in compliance in all material respects with all Environmental and Safety Requirements applicable to the Company, its

Subsidiaries and their properties or facilities. During the last three years, neither the Company nor its Subsidiaries has received any oral or written notice, report or information regarding any actual or alleged violation of Environmental and Safety Requirements or any Liabilities relating to it or its facilities arising under Environmental and Safety Requirements.

                  (a) Neither this Agreement nor the consummation of the transactions contemplated hereby will result in any obligations for site investigation or cleanup, or notification to or consent of any government agencies or third parties under any Environmental and Safety Requirements (including any so called "transaction-triggered" or "responsible property transfer" laws and regulations).

                  (b) None of the following exists at any property or facility owned, occupied or operated by any of the Company or any of its Subsidiaries:

                           (i)    underground storage tanks;

                           (ii)   asbestos-containing material in any form or
condition;

                           (iii)  materials or equipment containing
polychlorinated biphenyls; or

                           (iv)   landfills or surface waste or waste water
impoundments or other disposal areas.

                  (c) Neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any hazardous or toxic substance, material or waste or owned, occupied or operated any facility or property (and no such property or facility is contaminated by any such substance) in a manner that has given or would reasonably be expected to give rise to any material Liabilities of the Company or its Subsidiaries (including any Liability for response costs, corrective action costs, personal injury, natural resource damages, property damage or attorneys fees or any investigative, corrective or remedial obligations) pursuant to CERCLA or any other Environmental and Safety Requirements.

                  (d) Neither the Company nor its Subsidiaries has assumed, undertaken, or become subject to any Liability (including any corrective, investigatory or remedial obligation) of any other Person relating to any Environmental and Safety Requirements.

                  (e) No Environmental Encumbrance has attached to any property owned, leased or operated by the Company or its Subsidiaries.

                  (f) The Company and its Subsidiaries have furnished to Purchaser all material environmental, and all material occupational health and safety, audits, reports and other documents relating to the Company or its Subsidiaries, and any of their properties or facilities (including properties or facilities that they intend to acquire and properties or facilities that they have sold or vacated), that are or were in the possession, custody, or control of the Company or its Subsidiaries.

         4.16 Subsidiaries; Investments. Except as set forth on the attached
              -------------------------
Investments and Subsidiaries Schedule, neither the Company nor its Subsidiaries
-------------------------------------
own or hold the right to acquire any capital stock, partnership interest, joint venture interest or other equity ownership interest in any other Person. Each Subsidiary identified on the Investments and Subsidiaries Schedule is validly
                             -------------------------------------
existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite power and authority to own its properties and to carry on its businesses as now conducted and is qualified to do business in every jurisdiction when such qualification is required, except when the lack of such qualification would not have a Material Adverse Effect in which its ownership of property or the conduct of businesses as now conducted requires it to qualify. The issued and outstanding equity securities of each Subsidiary is as set forth on the Investments and Subsidiaries Schedule. Except as set forth
                    -------------------------------------
on the Investments and Subsidiaries Schedule, all of the issued and outstanding
       -------------------------------------
equity securities of each Subsidiary have been duly authorized, are validly issued, fully paid, and nonassessable, and are not subject to, nor were they issued in violation of, any preemptive rights or rights of first refusal, and are (or as of the Closing will be) owned of record and beneficially by the Company or another Subsidiary free and clear of all Encumbrances. There are no outstanding or authorized options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which any Subsidiary is a party or which are binding upon any Subsidiary providing for the issuance, disposition or acquisition of any of its equity securities. There are no outstanding or authorized equity appreciation, phantom equity or similar rights with respect to any Subsidiary. There are no voting trusts, proxies or any other agreements or understandings with respect to the voting of the equity securities of any Subsidiary. No Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its equity securities. Except as set forth on the Investments and
                                                                ---------------
Subsidiaries Schedule, the Company does not have any obligation to make any
---------------------
additional Investments in any Person.

         4.17 Insurance. The Insurance Schedule lists each material insurance
              ---------      ------------------
policy maintained by the Company. All of such insurance policies are in full force and effect. The Company has not received any notice of cancellation or non-renewal with respect to any such policies, all premiums due thereon have been paid and the Company has complied with the provisions of such policies.

         4.18 Year 2000. The Company has conducted and is continuing to conduct
              ---------
a reasonable investigation with respect to the software and computer equipment (collectively, the "Computer Systems") used by the Company in the conduct of its
                    ----------------
business. The Company met with Ernst & Young, as representative of the Purchaser, in which meeting the Company: (i) identified those Computer Systems or Computer Systems components used by the Company that are Year 2000 Compliant (as defined below); (ii) described the steps the Company is taking to render all of its material Computer Systems Year 2000 Compliant and (iii) described the inquiries the Company has made and is making to its material suppliers, vendors and manufacturers to establish whether or not their Computer Systems are Year 2000 Compliant. The Company reasonably believes, and has informed Ernst & Young, that the steps it is currently taking will be sufficient to render the Company's material Computer Systems , other than the Company's "Point of Sale" systems and any systems components related thereto, materially Year 2000 Compliant by December 31, 1999. For purposes of this Agreement, "Year 2000 Compliant" means, with
                                           -------------------
respect to a System, that such System will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results when processing, providing or receiving (i) date-related data into and between the twentieth and twenty-first centuries and (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

         4.19 Bank Accounts. The Bank Accounts Schedule sets forth all of the
              -------------      ----------------------
bank accounts of the Company.

         4.20 Absence of Certain Payments. No director, officer, agent, employee
              ---------------------------
or other Person acting on behalf of the Company or any Subsidiary has, directly or indirectly, used any corporate funds for contributions, payments, gifts, entertainment or other purposes relating to any political activity or solicitation of business which was prohibited by law, or on behalf of the Company or any Subsidiary thereof, made any direct or indirect unlawful payment to any governmental official or employee or established or maintained any unlawful or unreported funds. Neither the Company, any Subsidiary thereof, nor any current director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary thereof, has accepted or received any unlawful contribution, payment, gift, entertainment or expenditure in connection with his employment by the Company.

         4.21 Customers, Contractors and Suppliers. The Company and its
              ------------------------------------
Subsidiaries have not received written notice that any material customer, contractor or supplier intends to cease, or materially reduce, doing business with the Company or its Subsidiaries or to terminate any agreement with the Company or its Subsidiaries.

         4.22 Employees. Except as set forth in the Employees Schedule, with
              ---------                             ------------------
respect to the Company and any Subsidiary: (i) there is no collective bargaining agreement or relationship with any labor organization; (ii) to the Knowledge of the Company and any Subsidiary, no executive or key employee has any present intention to terminate their employment; (iii) no labor organization or group of employees has filed any representation petition or made any written or oral demand for recognition; (iv) no union organizing efforts are underway or threatened, and no other question concerning representation exists; (v) no labor strike, work stoppage, slowdown, or other material labor dispute has occurred, and none is underway or, to the Knowledge of the Company and any Subsidiary, threatened; (vi) there is no workman's compensation liability, experience or matter that could have a Material Adverse Effect; (vii) there is no employment-related charge, complaint, grievance, investigation, inquiry or obligation of any kind, pending or threatened in any forum, relating to an alleged violation or breach by the Company or any Subsidiary (or its or their officers or directors) of any law, regulation or contract relating to the employment of labor; and, (viii) to the Company's Knowledge, no employee or agent of the Company or any Subsidiary has committed any act or omission giving rise to any material liability for any violation identified in subsection (vii) above.

         4.23 Compliance with Laws; Permits; Certain Operations. Except as set
              -------------------------------------------------
forth on the attached Compliance Schedule:
                      -------------------

                  (a) The Company and its Subsidiaries have complied and are in compliance with all applicable laws, ordinances, codes, rules, requirements and regulations of foreign, federal, state and local governments and all agencies thereof relating to the operation of their respective businesses, the Real Properties, and the maintenance and operation of their respective properties and assets, including with respect to the operation of its theaters in compliance with the American with Disabilities Act (the "ADA"). No notices have been received by and no claims have been filed against the Company or any of its Subsidiaries alleging a violation of any such laws, ordinances, codes, rules, requirements or regulations. Neither the Company nor any of its Subsidiaries has at any time made any bribes, kickback payments or other similar payments of cash or other consideration.

                  (b) The description of wheelchair seating in the Company's and Subsidiaries' stadium-style theaters is described in the ADA Seating Schedule.
                                                         --------------------
                  (c) Each of the Company and its Subsidiaries holds and is in compliance with all material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations of all foreign, federal, state and local governmental agencies required for the conduct of its business and the ownership of its properties and assets, and the attached Permits
                                                                 -------
Schedule sets forth a list of all of such material permits, licenses, bonds,
--------
approvals, certificates, registrations, accreditations and other authorizations. No notices have been received by the Company or its Subsidiaries alleging the failure to hold any of the foregoing. Assuming the consents, approvals, authorizations, permits, filings and notifications referred to in the Restrictions Schedule and the Real Estate Schedule are duly and timely obtained
---------------------         --------------------
or made, all of such permits, licenses, bonds, approvals, accreditations, certificates, registrations and authorizations will be available for use by the Surviving Corporation immediately after the Closing and the Company has no Knowledge of any basis upon which any of the foregoing could be revoked or terminated after the Closing.

         4.24 Affiliated Transactions. Except as set forth on the attached
              -----------------------
Affiliated Transactions Schedule, to the Company's Knowledge, no officer,
--------------------------------
director, member, employee, stockholder, or Affiliate of the Company or any Subsidiary, or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or any Subsidiary, has any interest in any property used by the Company or its Subsidiaries, has received any funds from the Company or any Subsidiary since the date of the Latest Balance Sheet or is owed any funds from the Company or its Subsidiaries. The attached Affiliated Transactions
                                                         -----------------------
Schedule describes all services provided to or for the benefit of the Company or
--------
any Subsidiary and the costs and expenses charged to the Company or any Subsidiary in respect thereof.

         4.25 No Acceleration of Rights or Benefits. Except as set forth in the
              -------------------------------------
Rights and Benefits Schedule (i) neither the Company nor its Subsidiaries has
-------------------
made, nor is any such entity obligated to make, any payment to any Person in connection with the transactions contemplated by this

Agreement or the other agreements contemplated by this Agreement (except as expressly contemplated hereby) and (ii) no rights or benefits of any Person have been (or will be) accelerated or increased as a result of the consummation of the transactions contemplated by this Agreement or the other agreements contemplated by this Agreement

         4.26 Absence of Undisclosed Liabilities. Except as set forth on the
              ----------------------------------
Undisclosed Liability Schedule, neither the Company nor its Subsidiaries has or
------------------------------
will have any Liability arising out of, related to or caused by any Circumstances existing on or prior to the Closing Date, except for (i) Liabilities reflected on the face of the Latest Balance Sheet or disclosed in the footnotes thereto and (ii) Liabilities of the type reflected on the face of the Latest Balance Sheet which have arisen since the date of the Latest Balance Sheet in the ordinary course of business (none of which relates to breach of contract or agreement, breach of warranty, tort, infringement, violation of or liability under any legal requirements, or any action, suit or proceeding and none of which is material individually or in the aggregate).

         4.27 No Funded Debt. The Funded Debt Schedule attached hereto describes
              --------------      --------------------
the outstanding Funded Debt of the Company and its Subsidiaries as of the date of this Agreement and sets forth the principal amounts, scheduled amortizations, and interest accruals necessary to calculate such Funded Debt (assuming no prepayments) as of the Closing. Except as set forth on the Funded Debt Schedule,
                                                           --------------------
there shall be no fees, expenses, prepayment penalties or other charges due as of the Closing, and all obligations with respect to Funded Debt of the Company and each Subsidiary thereof shall have been satisfied in full as of the Closing.

         4.28 Balance Sheet. The unaudited consolidated balance sheet of the
              -------------
Company and its Subsidiaries (the " Balance Sheet")as of January 31, 1999 to be
                                    -------------
delivered by the Company to the Purchaser on or prior to March 12, 1999 , will present fairly the consolidated financial condition of the Company and its Subsidiaries as of such date after eliminating therefrom principal and accrued interest on the Bonds, and will have been prepared in consultation with and reliance upon the Company's independent accounting firm. Such Balance Sheet will not differ in any material respect from the financial information as of such date previously delivered by the Company to the Purchaser.

         4.29 Disclosure. Neither this Agreement, any of the Exhibits or
              ----------
Schedules attached hereto nor any of the written statements, documents, certificates or other items prepared and supplied to the Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby, when taken together as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact about the Company and its Subsidiaries which the Company and its Subsidiaries have not disclosed to the Purchaser or Purchaser Representatives or Scott Wallace and his affiliates orally or in writing (whether specifically prepared for the Purchaser or its financial, legal or accounting representatives or in a document provided or made available to the Purchaser or its representatives in connection herewith) and of which any of its stockholders, officers, directors or executive employees is aware which has had or would reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                        OF THE INSTITUTIONAL INVESTORS
                        ------------------------------

                  Each of the Institutional Investors, severally, represents and warrants to the Purchaser that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article V).

         5.01 Organization and Power. Such Person is an entity duly organized,
              ----------------------
validly existing and in good standing under the laws of its state of formation, with full power and authority to enter into this Agreement and perform its obligations hereunder.

         5.02 Authorization and Enforceability. Such Person has the requisite
              --------------------------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by such Person and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action, and no other proceedings are necessary to authorize the execution, delivery or performance of this Agreement. Each of this Agreement and the other agreements contemplated hereby to which such Person is a party constitutes a valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally.

         5.03 No Violation. Neither the execution and the delivery of this
              ------------
Agreement, the agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Person is subject or any provision of the constituent documents of such Person or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which such Person is a party or by which it is bound or to which its assets are subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or security interest would not have a Material Adverse Effect on such Person or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Such Person does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material Adverse Effect on such Person or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

         5.04 Governmental Authorities; Consents. Except for the applicable
              ----------------------------------
requirements of the HSR Act, such Person is not required to submit any notice, report or other filing with any governmental authority in connection with the execution, delivery or performance by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of, or declaration to or filing with any governmental or regulatory authority or any other party or Person is required to be obtained by such Person in connection with its execution, delivery and performance of this Agreement, the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby.

         5.05 Litigation. There are no actions, suits or proceedings pending or,
              ----------
to such Person's knowledge, threatened against or affecting such Person at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would adversely affect such Person's or the Company's performance under this Agreement, the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby.

         5.06 Brokers' Fees. Other than with respect to the "DLJ Fee" which
              -------------                                  -------
shall be paid by the Company), such Person does not have any Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

         5.07 Title, etc. Such Person is the record and beneficial owner of, and
              ----------
has good and marketable title to, each of the shares of Company Stock named opposite such Person's name on the Capitalization Schedule attached hereto, free
                                   -----------------------
and clear of all Encumbrances. At the Closing, such Person shall transfer to the Company good and marketable title to such shares of Company Stock, free and clear of all Encumbrances, in exchange for Common Units. Other than dividends payable on the outstanding Preferred Stock in shares of Preferred Stock, such Person does not have any rights, outstanding commitments, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire any shares of capital stock of the Company or any subsidiary or securities or obligations of any kind convertible into or exchangeable or exercisable for any shares of capital stock of the Company or any Subsidiary or any outstanding stock appreciation, phantom stock, profit participation or similar rights with respect to the Company or any Subsidiary.

         5.08 Investment Representation. Each of the Institutional Investors is
              -------------------------
acquiring the Common Units for its own account with the present intention of holding such securities for investment purposes and not with a view to or for sale in connection with any public distribution of such securities in violation of any federal or state securities laws. Each of the Institutional Investors qualifies as an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

         5.09 Company Transactions. Such Person is not a party to or bound by
              --------------------
any agreement with respect to a Company Transaction other than this Agreement, and such Person has terminated all discussions with third parties (other than the Purchaser) regarding a Company Transaction.

                                  ARTICLE VI

           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER OR NEWCO
           --------------------------------------------------------

                  The Purchaser represents and warrants to the Stockholders and the Company that the statements contained in this Article VI are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article VI).

         6.01 Organization and Corporate Power. The Purchaser is a corporation
              --------------------------------
duly organized, validly existing and in good standing under the laws of the State of California, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder. The Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder. The Purchaser is qualified and in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the Purchaser. The Purchaser has the requisite corporate power and authority to carry on the business in which it is currently engaged and to own and use the properties as currently owned and used by it.

         6.02 Authorization and Enforceability. The Purchaser and the Merger Sub
              --------------------------------
have the requisite power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the Merger Sub and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action, and no other corporate proceedings on the part of either of them are necessary to authorize the execution, delivery or performance of this Agreement. Assuming that this Agreement is a valid and binding obligation of the Company, this Agreement constitutes a valid and binding obligation of each of the Purchaser and the Merger Sub, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally.

         6.03 No Violation. Neither the execution, the delivery of this
              ------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Purchaser or Merger Sub is subject or any provision of the charter or bylaws of the Purchaser or Merger Sub or (ii) conflict with, result in a breach of, constitute a default under (whether with or without the passage of time, the giving of notice or both), result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser or Merger Sub is a party or by which either is bound or to which the assets of Purchaser or Merger Sub is subject. Except for the applicable requirements of the HSR Act and filing of the certificate of merger, the execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby does not and will not require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, the Purchaser's organizational documents or any order, judgment or decree or any law, statute, rule or regulation to which any of the Purchaser or any of its Affiliates is subject, or any agreement or instrument to which any of the Purchaser or its Affiliates is a party or by which any of its or their assets are bound.

         6.04 Governmental Authorities; Consents. Except for the applicable
              ----------------------------------
requirements of the HSR Act and filing the certificate of merger, neither the Purchaser nor the Merger Sub is required to submit any notice, report or other filing with any governmental authority in connection with the execution, delivery or performance by it of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in the immediately preceding sentence, no consent, approval or authorization of, or declaration to or filing with any governmental or regulatory authority or any other party or Person is required to be obtained by the Purchaser or the Merger Sub in connection with its execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         6.05 Litigation. There are no actions, suits or proceedings (including
              ----------
arbitration proceeding, orders, investigations or claims) pending or, to the Purchaser's, Merger Sub's or Newco's knowledge, threatened against or affecting the Purchaser, the Merger Sub or Newco at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which in any manner draws into question the validity of or otherwise affects this Agreement or any of the other agreements related hereto, the ability of the Purchaser or the Merger Sub to perform its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby and thereby.

         6.06 Broker's Fees. Other than with respect to Chase Securities, Inc.
              -------------
(whose fees shall be paid by the Surviving Corporation), neither the Purchaser nor any of its Affiliates has any Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

         6.07 Investment Representation. The Purchaser is acquiring the Company
              -------------------------
Stock for its own account with the present intention of holding such securities for investment purposes and not with a view to or for sale in connection with any public distribution of such securities in violation of any federal or state securities laws. The Purchaser qualifies as an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

         6.08 Conduct of Business; Liabilities. Prior to the date hereof, Newco
              --------------------------------
has not conducted any business, incurred any expenses, obligations or Liabilities, other than those in furtherance, or as contemplated by, this Agreement and the Recapitalization Agreement and the transactions contemplated hereby or thereby.

                                   ARTICLE VII

                      PRE-CLOSING COVENANTS OF THE COMPANY
                      ------------------------------------

         7.01     Conduct of the Business.
                  -----------------------

                  (a) From the date hereof until the Closing Date, the Company shall use its reasonable efforts to carry on its business according to its ordinary and usual course of business and in substantially the same manner as heretofore conducted, including, but not limited to, maintaining working capital in accordance with past practice and the proportion of the Company's payables which are past due at not more than the proportion of the Company's payables which are past due as of the date hereof (except as expressly contemplated or permitted by this Agreement including, without limitation, the use by the Company and HTI of all available cash to repay any Funded Debt prior to the Closing, or to the extent that the Purchaser shall otherwise consent in writing).

                  (b) Except as set forth on the Subsequent Events Schedule,
                                                 --------------------------
from the date hereof until the Closing Date, except as otherwise provided for by this Agreement or consented to in writing by the Purchaser, the Company shall not (i) issue, sell or deliver any shares of its capital stock or issue or sell any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any shares of its capital stock; (ii) effect any recapitalization, reclassification, stock dividend, stock split or like change in its capitalization; (iii) amend its certificate of incorporation (or other charter documents) or bylaws; (iv) make any redemption or purchase of any shares of its capital stock or equity interests or pay any dividends on any shares of capital stock or otherwise make any payments to stockholders or affiliates thereof (including any management fees); (v) knowingly and intentionally take or omit to take any action that would require disclosure under Section 7.06 below or that would otherwise result in a breach of any of
      ------------
the representations, warranties or covenants made by the Company in this Agreement as if each such representation and warranty were remade on each date following the date hereof , except to the extent that such disclosure is timely made to the Purchaser; or (vi) grant any increase in the base compensation or other payment to any director, officer or employee, whether now or hereafter payable, other than increases in compensation to non-management employees in the ordinary course consistent with the Company's past practices. The Institutional Investors shall use reasonable efforts to cause the Company to refrain from taking any of the foregoing actions.

         7.02     Access to Books and Records. From the date hereof until the
                  ---------------------------
Closing Date, the Company shall provide the Purchaser and its Lenders and their authorized financial, legal and accounting representatives (the "Purchaser's
                                                                 -----------
Representatives") with full access at all reasonable times and upon reasonable
---------------
notice to the offices, properties, personnel, books and records of the Company in order for the Purchaser to have the opportunity to make such investigation as it shall reasonably desire to make of the affairs of the Company.

         7.03     Regulatory Filings. The Company shall make or cause to be made
                  ------------------
all filings and submissions under the HSR Act and any other material laws or regulations applicable to the Company as may be required of the Company for the consummation of the transactions contemplated hereby. The Company shall coordinate and cooperate with the Purchaser in exchanging such information and assistance as the Purchaser may reasonably request in connection with all of the foregoing. The Purchaser shall pay all fees, costs and expenses incurred in connection with all filings under the HSR Act, but upon Closing shall be reimbursed therefor by the Company.

         7.04     Conditions. The Company shall use all reasonable efforts to
                  ----------
cause the conditions set forth in Section 3.01 to be satisfied without any
                                  ------------
waiver thereof and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction of the conditions set forth in
Article III; provided that, notwithstanding the foregoing, prior to the
             --------
submission thereof, the Company shall provide copies to Purchaser for its prompt review and approval (which approval shall not be unreasonably withheld) of all documentation necessary to obtain all such consents required to be obtained under Section 3.01 or to effectuate the Bond Tender (including all documentation
      ------------
to be delivered to any holder of the Bonds).

         7.05     Exclusive Dealing. During the period from the date of this
                  -----------------
Agreement through the Closing or the earlier termination of this Agreement pursuant to Section 9.01, neither the Company nor the Institutional Investors,
            ------------
shall directly or indirectly, solicit, initiate, encourage any proposal or offer from any Person (other than the Purchaser in connection with the transactions contemplated hereby) or enter into any agreement or accept any offer relating to or consummate any (a) non-bankruptcy reorganization, liquidation, dissolution or recapitalization of the Company or any of its Subsidiaries (but including a prepackaged bankruptcy proceeding which results in a change of control of the Company, other than with respect to the Purchaser, Merger Sub, Newco or their Affiliates), (b) merger or consolidation involving the Company or any of its Subsidiaries, (c) purchase or sale of any material amount of assets or equity securities (or any rights to acquire, or securities convertible into or exchangeable for, any such equity securities) of the Company or any of its Subsidiaries, or (d) similar transaction or business combination involving a Company or any of its Subsidiaries or their respective businesses or assets (each of the foregoing transactions described in clauses (a) through (d), a "Company Transaction"). Each of the Company and the Institutional Investors agree to notify the Purchasers immediately if any Person makes any proposal, offer, inquiry or contact with respect to a Company Transaction. To the extent that the Company's counsel has advised the Company's board of directors that such board of directors' fiduciary duties require that it respond to or negotiate an unsolicited offer regarding a Company Transaction, the Company's board of directors shall be entitled to so respond and negotiate.

         7.06     Notification; Schedules. From the date hereof until the
                  ------------------------
Closing Date, the Company and the Institutional Investors shall disclose to the Purchaser in writing that a representation or warranty contained in Articles IV or V is untrue promptly upon discovery thereof, but such disclosures shall not shall amend or supplement the appropriate schedules attached hereto delivered to the Purchaser for any purpose, except any disclosures made relating to events that occur after the execution of this Agreement (a "Subsequent Event
                                                     ----------------
Disclosure"), which disclosures shall supplement
----------
the appropriate disclosure schedules attached hereto delivered to the Purchaser if, but only if, the Purchaser elects to waive the requirements of Section
                                                                   -------
9.01(j), in which event, no claim or right to be indemnified for breach of a
-------
representation or warranty with respect thereto shall be available to the Company Parties. Without limiting the generality of the foregoing, on each of
(i) one day prior to the date of commencement of the Bond Tender (if such date is more than 5 days after the date hereof) and (ii) one day prior to the Closing Date, the Company shall provide to the Purchaser an updated Pro Forma Balance Sheet which shall present fairly the consolidated financial condition of the Company and its Subsidiaries as of each such date and will have been prepared in consultation with and reliance upon the Company's independent accounting firm. On or prior to the earlier of March 31, 1999 and one day prior to the Effective Time, the Company shall deliver to the Purchaser the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1998 and the related audited consolidated statements of income and cash flow (or the equivalent) for the fiscal year then ended, each prepared in accordance with the standards set forth in the last paragraph of Section 4.06. Such audited
                                             ------------
financial statements shall be identical, on a line-by-line basis to the financial statements described in Section 4.06(b).
                                  ---------------

         7.07     Good Faith Negotiation. To the extent requested by the
                  ----------------------
Purchaser, the Company and the Purchaser will negotiate in good faith to agree upon the purchase of certain of the theaters of HTI directly by the Purchaser or its designee.


                                  ARTICLE VIII

                           COVENANTS OF THE PURCHASER
                           --------------------------

         8.01     Notification. From the date hereof until the Closing, the
                  ------------
Purchaser shall promptly disclose to the Company in writing that a representation and warranty contained in Article VI is untrue promptly upon discovery thereof, which disclosures shall only amend or supplement the appropriate schedules attached hereto delivered to by the Purchaser to the extent provided in Section 7.06 above.
                   ------------

         8.02     Regulatory Filings. The Purchaser shall make or cause to be
                  ------------------
made all filings and submissions under the HSR Act and any other laws or regulations applicable to the Purchaser as may be required of the Purchaser for the consummation of the transactions contemplated hereby, and the Purchaser shall be responsible for all filing fees under the HSR Act. The Purchaser shall coordinate and cooperate with the Company in exchanging such information and assistance as the Company may reasonably request in connection with all of the foregoing.

         8.03     Conditions. The Purchaser shall use all reasonable efforts to
                  ----------
cause the conditions set forth in Section 3.02 to be satisfied without any
                                  ------------
waiver thereof and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction of the conditions set forth in
Article III.

                                   ARTICLE IX

                                   TERMINATION
                                   -----------

         9.01     Termination. This Agreement may be terminated at any time
                  -----------
prior to the Closing:

                  (a) by the mutual written consent of the Purchaser and the Company;

                  (b) by the Purchaser, if there has been a material violation or breach by the Company of any covenant, representation or warranty contained in this Agreement which has prevented, or in the reasonable judgment of the Purchaser, is reasonably likely to prevent the satisfaction of any condition to the obligations of the Purchaser at the Closing and such violation or breach has not been waived by the Purchaser or cured by the Company within ten business days after written notice thereof has been given to the Company by the Purchaser;

                  (c) by the Company, if there has been a material violation or breach by the Purchaser or the Merger Sub of any covenant, representation or warranty contained in this Agreement which has prevented, or in the reasonable judgment of the Company, is reasonably likely to prevent the satisfaction of any condition to the obligations of the Company at the Closing and such violation or breach has not been waived by the Company or cured by the Purchaser within ten business days after written notice thereof by the Company;

                  (d) by the Purchaser if the transactions contemplated hereby have not been consummated on or prior to the date which is 30 days after the date on which the Bond Tender is terminated, but in any event not later than 120 days after the date hereof; provided that the Purchaser shall not be entitled to terminate this Agreement pursuant to this Section 9.01(d) if the Purchaser's
                                          ---------------
breach of this Agreement has prevented the consummation of the transactions contemplated hereby;

                  (e) by the Company if the transactions contemplated hereby have not been consummated on or prior to the date which is 30 days after the date on which the Bond Tender is terminated (provided that if such termination has occurred within 20 business days after commencement of the Bond Tender, such termination shall have been with the consent of the Purchaser), but in any event not later than 120 days after the date hereof; provided that the Company shall not be entitled to terminate this Agreement pursuant to this Section 9.01(e) if
                                                             ---------------
the Company's breach of this Agreement has prevented the consummation of the transactions contemplated hereby;

                  (f) by either party if there is entered any government decree, order or judgment that prohibits or enjoins the transactions contemplated hereby;

                  (g) by Purchaser, if the Company's Board of Directors shall withdraw, modify or change its recommendation or approval in respect of this Agreement or the Merger in a manner adverse to Purchaser;

                  (h) by Purchaser, if any Person or group (as defined in
Section 13(d)(3) of the Exchange Act), other than Purchaser or the Company
----------------
pursuant to the Bond Tender shall have become the beneficial owner of more than 20% of the outstanding Bonds or shall have made an offer to acquire more than 20% of the Bonds;

                  (i) by the Company, to allow the Company to enter into an agreement in respect of a Company Transaction which the Company's Board of Directors has determined in the exercise of its fiduciary duties is more favorable to the holders of the Bonds than the transactions contemplated hereby;

                  (j) by the Purchaser, if a Subsequent Event Disclosure Schedule has been delivered, which together with any other Subsequent Event Disclosures previously delivered, describes a matter which may result in the loss of revenues, or an increase in Liabilities from that previously described prior to the date hereof in an aggregate amount greater than $250,000 (excluding items set forth on the Assumed Liabilities Schedule as delivered to the
                       ----------------------------
Purchaser on the date of execution of this Agreement, ignoring for this purpose any update of such Schedule and all fees and expenses of professionals incurred in connection with the transactions contemplated by this Agreement; or

                  (k) by the Company, to allow the Company to commence or comply with any voluntary or involuntary bankruptcy proceeding concerning the reorganization, liquidation, dissolution or recapitalization of the Company, other than a prepackaged bankruptcy proceeding which results in a change of control of the Company, other than with respect to the Purchaser, Merger Sub, Newco or their Affiliates.

         9.02     Effect of Termination.
                  ---------------------

                  (a) If this Agreement is terminated pursuant to Section 9.01 hereof, this Agreement shall terminate with no liability on the part of any party hereto, except that the agreements contained in this Section 9.02 hereof shall survive the termination hereof, and except that no such termination shall relieve any party from liability for its wilful or knowing breach of this Agreement prior to the time of such termination.

                  (b) In the event that (i) this Agreement shall have been terminated pursuant to subsections (g), (h) or (i) of Section 9.01 hereof and
(ii) within 180 days after the termination of this Agreement, the Company consummates or agrees to consummate a Company Transaction with any Person other than the Purchaser, Merger Sub, Newco or their respective Affiliates, then, the Company shall promptly, but in no event later than two business days after the first to occur of the date of such termination or such consummation or such agreement to consummate, pay to Purchaser a termination fee of $6,500,000 plus an amount equal to Purchaser's out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement, including, but not limited to financing fees, and legal, accounting, investment banking, consulting and other agents' fees and expenses, which termination fee and expense amount shall be payable in same day funds.

                                    ARTICLE X

                     REMEDIES FOR BREACHES OF THIS AGREEMENT
                     ---------------------------------------

         10.01    Survival of Representations and Warranties. The
                  ------------------------------------------
representations and warranties in this Agreement attached hereto or in any certificate delivered by any party to another party in connection with this Agreement shall survive the Closing and continue in full force and effect for 12 months, provided that (i) the representations and warranties contained in Sections 4.08 (Tax Matters) and 4.15 (Environmental and Safety Matters) shall
-----------------------------------------------------------------------
survive the Closing and continue in full force and effect for 24 months, and
(ii) the Institutional Investors' obligation to provide indemnity in respect of Assumed Liabilities shall survive the Closing and continue in full force and effect for 18 months except in any such case with respect to claims which are pending as of any such termination date. The representations and warranties in this Agreement and the Schedules and Exhibits attached hereto or in any writing delivered by any party to another party in connection with this Agreement shall in no event be affected by any investigation, inquiry or examination made for or on behalf of any party, or the knowledge of any party's officers, directors, members, employees or agents or the acceptance by any party of any certificate or opinion hereunder.

         10.02    Reimbursement and Indemnification.
                  ---------------------------------

                  (a) Several Indemnification by the Institutional Investors.
                      ------------------------------------------------------
The Institutional Investors shall, severally in proportion to the number of Common Units received hereunder, and not jointly and severally, indemnify each of the Purchaser and its Affiliates (including, after the Closing, the Surviving Corporation), and its and their shareholders (other than the Institutional Investors), partners, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Company Parties") and shall
                                                     ---------------
save and hold each of them harmless against and pay on behalf of or reimburse such Company Party for any loss, Liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing, and taking into account the time cost of money actually expended by the Indemnitee (as defined below) using the prime rate as published by the Wall Street Journal as the discount rate) (collectively, "Losses"), which any such Company Party may suffer, sustain or
                ------
become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) any breach of any representation or warranty of the Company under this Agreement, or in any of the certificates furnished by the Company pursuant to this Agreement; (ii) any nonfulfillment or breach of any covenant, agreement or other provision by the Company under this Agreement; or (iii) any Assumed Liabilities; provided, however, that, with respect to any claim for
                     --------
indemnification under clause (i) of this Section 10.02, other than with respect
                                         -------------
to breaches of representations and warranties contained in Sections 4.08 (Tax
                                                           ------------------
Matters) and 4.15 (Environmental and Safety Matters) the Institutional Investors
----------------------------------------------------
shall not have any obligation to indemnify any Company Party from and against any Losses unless and until the Company Parties collectively shall have suffered Losses by reason of all such breaches in excess of $500,000 and then only to the extent such Losses exceed $500,000, and provided further that claims for
                                        ----------------
indemnification
with respect to breaches of representations and warranties contained in Section
                                                                        -------
4.15 (Environmental and Safety Matters) may be made without giving effect to any
---------------------------------------
disclosures set forth on the Environmental Schedule (i.e., as if there had been
                             ----------------------
no disclosures on such schedule); and provided further that the Company Parties
                                      ----------------
may only make a claim for indemnification against Assumed Liabilities to the extent that the aggregate amount of Liabilities of the Company and its Subsidiaries arising out of, related to or caused by any Circumstances existing on or prior to the Closing Date, or any other state of facts existing on or prior to the Closing Date exceeds the aggregate amount of Liabilities set forth on the Assumed Liabilities Schedule (it being understood that as a result of
       ----------------------------
such aggregation of Liabilities and the resulting inability to determine whether an increase in any particular Liability set forth on the Assumed Liabilities Schedule will ultimately result in an indemnification obligation of the Institutional Investors, notwithstanding the provisions of Section 10.02(e) the
                                                           ----------------
Purchaser will only be required to turn over defense of any individual Liability which may be the subject of a claim for indemnification against Assumed Liabilities arising out of a third-party claim if and to the extent that the Institutional Investors agree to pay such claim at the time of their assumption of the defense thereof, subject only to the right of the Institutional Investors to be reimbursed for such payment to the extent that it is later determined that the aggregate amount of Assumed Liabilities is less than the amount of such payment plus all other interim payments made by the Institutional Investors in respect of Assumed Liabilities. In the event that the aggregate amount of Assumed Liabilities is less than the amount of all interim payments made by the Institutional Investors in respect of Assumed Liabilities, the Company will provide notice of such overpayment, along with a detailed explanation thereof, to the Institutional Investors promptly after termination of the survival period for indemnification against Assumed Liabilities.

                  (b) Several Indemnification by the Institutional Investors.
                      ------------------------------------------------------
Each Institutional Investor severally, and not jointly, shall indemnify the Company Parties and hold them harmless against any Losses which the Company Parties may suffer, sustain or become subject to, as a result of: (a) any breach of any representation or warranty of such Institutional Investor in Section 5 of this Agreement or in any of the certificates furnished by such Person pursuant to this Agreement; or (b) any nonfulfillment or breach of any covenant, agreement or other provision by such Institutional Investor under this Agreement.

                  (c) Indemnification by the Purchaser. The Purchaser shall,
                      --------------------------------
with respect to the representations, warranties, covenants and agreements made by the Purchaser indemnify the Institutional Investors and their Affiliates after the Closing and their respective shareholders, officers, directors, employees, agents, representatives, successors and permitted assigns after the Closing (collectively, the "Purchaser Indemnified Parties") and hold them
                            -----------------------------
harmless against any Losses which the Purchaser Indemnified Parties may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (a) any breach of any representation or warranty of the Purchaser under this Agreement or in any of the certificates furnished by the Purchaser pursuant to this Agreement; or (b) any nonfulfillment or breach of any covenant, agreement or other provision by such Purchaser under this Agreement.

                  (d) Manner of Payment. Except as set forth in the following
                      -----------------
sentence, any indemnification of the Company Parties or the Purchaser Indemnified Parties pursuant to this

Section 10.02 shall be effected by wire transfer of immediately available funds
-------------
from one or more of the Institutional Investors or the Purchaser, as the case may be, to an account designated by any Company Party or Purchaser Indemnified Party, as the case may be, within 15 days after the final determination thereof; provided however, that if such matter relates to any matter for which Indemnitor has agreed it is responsible for, costs and expenses incurred by an Indemnitee in accordance with the terms hereof shall be promptly paid to such Indemnitee on an as incurred basis. Notwithstanding anything contained herein, except with respect to any Institutional Investor that has elected (i) to assume the defense of such matter pursuant to Section 10.02(e), in which case, the limitations set
                           ----------------
forth in this sentence shall not be available to the Institutional Investor that elected to assume such defense or (ii) to pay an indemnification claim in cash, any indemnification pursuant to Section 10.02(a) shall solely be effected by a
                                ----------------
cancellation of Common Units held by Institutional Investors, on a pro rata basis, valued at $1.00 per Common Unit (such price per unit being the price per unit that GTCR Fund VI, L.P. paid for Common Units (assuming a conversion of preferred units into Common Units) pursuant to the pursuant to the Purchase Agreement to be entered into at the Closing, between GTCR Fund VI, L.P. and Newco and the Institutional Investors shall have no liability under Section
                                                                    -------
10.02(a) if all Common Units of the Institutional Investors have been canceled
--------
pursuant to the terms hereof).

                  (e) Defense of Third Party Claims. Any Person making a claim
                      -----------------------------
for indemnification under this Section 10.02 (an "Indemnitee") shall notify the
                               -------------      ----------
indemnifying party (an "Indemnitor") of the claim in writing promptly after
                        ----------
receiving written notice of any action, lawsuit, proceeding, investigation or other claim against it (if by a third party), describing the claim, the amount thereof (if known and quantifiable) and the basis thereof; provided that the
                                                           -------------
failure to so notify an Indemnitor shall not relieve the Indemnitor of its obligations hereunder. Any Indemnitor shall be entitled to participate in the defense of such action, lawsuit, proceeding, investigation or other claim giving rise to an Indemnitee's claim for indemnification at such Indemnitor's expense, and at its option (subject to the limitations set forth below) shall be entitled to assume the defense thereof by appointing a reputable counsel reasonably acceptable to the Indemnitee to be the lead counsel in connection with such defense; provided that, prior to the Indemnitor assuming control of such defense
         -------------
it shall first verify to the Indemnitee in writing that such Indemnitor shall be fully responsible (with no reservation of any rights) for all Losses relating to such claim for indemnification and that it shall provide full indemnification (whether or not otherwise required hereunder) to the Indemnitee with respect to such action, lawsuit, proceeding, investigation or other claim giving rise to such claim for indemnification hereunder; and provided further, that:
                                              ----------------

                           (i)   the Indemnitee shall be entitled to participate
in the defense of such claim and to employ counsel of its choice for such purpose; provided that the fees and expenses of such separate counsel shall be
         -------------
borne by the Indemnitee (other than any fees and expenses of such separate counsel that are incurred prior to the date the Indemnitor effectively assumes control of such defense which, notwithstanding the foregoing, shall be borne by the Indemnitor);

                           (ii)  the Indemnitor shall not be entitled to assume
control of such defense and shall pay the out-of-pocket costs and expenses incurred by the Indemnitee (including counsel retained by the Indemnitee) on an as and when incurred basis if (A) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (B) the Indemnitee reasonably believes an adverse determination with respect to the action, lawsuit, investigation, proceeding or other claim giving rise to such claim for indemnification would be detrimental to or injure the Indemnitee's reputation or future business prospects (including matters relating to independent contractor issues); (C) the claim seeks an injunction or equitable relief against the Indemnitee; (D) the Indemnitee has been advised in writing by counsel that a reasonable likelihood exists of a conflict of interest between the Indemnitor and the Indemnitee; or
(E) upon petition by the Indemnitee, the appropriate court rules that the Indemnitor failed or is failing to vigorously prosecute or defend such claim; and

                           (iii) If the Indemnitor shall control the defense of
any such claim, the Indemnitor shall obtain the prior written consent of the Indemnitee before entering into any settlement of a claim or ceasing to defend such claim, and if the Indemnitee shall control the defense of any such claim, the Indemnitee shall obtain the prior written consent of the Indemnitor (not to be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim, if as a result of such action by the Indemnitee, the Indemnitee claims or expects to claim indemnification from the Indemnitor.

                  (f) Certain Waivers and Consents. Each of the Institutional
                      ----------------------------
Investors hereby agrees that it shall not, and cause each of its related persons to agree not to, make any claim for indemnification against the Company or any Subsidiary thereof by reason of the fact that the Institutional Investors or its related person is or was a shareholder or agent of the Company or its Subsidiaries (but specifically excluding claims for indemnification against the Company or a Subsidiary arising out of third-party claims asserted against any Person by reason of serving on the Company's or a Subsidiary's Board of Directors (the "Excluded Claims")) or is or was serving at the request of the
                ---------------
Company or its Subsidiaries as a partner, trustee, director, officer, employee or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, Liability or otherwise) with respect to any action, suit, proceeding, complaint, claim or demand brought by any of the Company Parties against the Institutional Investors pursuant to this Agreement, and the Institutional Investors hereby acknowledges and agrees and shall cause each of its related persons to acknowledge and agree that such related person shall have no claims or right to contribution or indemnity from the Surviving Corporation or any Subsidiary or Affiliate with respect to any amounts paid by the Institutional Investors pursuant to this
Section 10.02 other than claims relating to Excluded Claims. From and after the
-------------
Effective Time, each of the Institutional Investors, on behalf of itself and its affiliates and related persons, hereby irrevocably waives, releases and discharges forever the Surviving Corporation and its Subsidiaries from any and all Liabilities to, and agreements with, the Company, the Surviving Corporation, and its Subsidiaries of any kind or nature whatsoever, whether in its capacity as an Institutional Investor, a stockholder or otherwise (and including any accrued but unpaid management fees) other than claims relating to Excluded Claims. From and after the Effective Time, the Company, the Surviving Corporation and its Subsidiaries, each on behalf of itself and its affiliates and related persons, hereby irrevocably waives, releases and discharges forever
(i) the Institutional Investors and their affiliates and related persons from any and all Liabilities to, and agreements with, the Company, the Surviving Corporation, and its Subsidiaries of any kind or nature whatsoever, whether in its capacity as an

Institutional Investor, a stockholder or otherwise, other than claims for indemnification pursuant to Article 10 and (ii) the Company's directors from any and all Liabilities to the Company, the Surviving Corporation, and its Subsidiaries relating to such directors' authorization of the Company's execution, delivery and performance of the Loan Documents and the transactions contemplated thereby. In addition, the Company shall hold harmless and indemnify such directors from and against any Losses which they may suffer as a result of such directors' authorization of the Company's execution, delivery and performance of the Loan Documents and the transactions contemplated thereby.

         10.03    Further Assurances. From time to time, as and when requested
                  ------------------
by any party hereto and at such party's expense unless such party is otherwise entitled to indemnification therefor, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.


                                   ARTICLE XI

                                   DEFINITIONS
                                   -----------

         11.01    Definitions. For purposes hereof, the following terms, when
                  -----------
used herein with initial capital letters, shall have the respective meanings set forth herein:

                  "ADA" has the meaning set forth in Section 4.23.
                   ---                               ------------

                  "Affiliates" of any particular Person means any other Person
                   ----------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                  "Agreement" has the meaning set forth in the Preface.
                   ---------

                  "Architect's Certificate" has the meaning set forth in Section
                   -----------------------                               -------
3.01(k)(vii).
------------

                  "Assumed Liability" means any Liability of the Company or its
                   -----------------
Subsidiaries, arising out of, related to or caused by any Circumstances existing on or prior to the Closing Date, or any other state of facts existing on or prior to the Closing Date, except for (i) any such Liability set forth on the Assumed Liabilities Schedule, (ii) as to any Liability set forth on the Assumed
----------------------------                                            -------
Liability Schedule with a corresponding dollar amount, any Liability which is
------------------
greater than the amount set forth in respect of such Liability on the Assumed
                                                                      -------
Liabilities Schedule or (iii) Liabilities incurred as part of normal working
--------------------
capital, it being understood that Liabilities of the type described on the Assumed Liabilities Schedule will not constitute normal working capital
----------------------------
Liabilities.

                  "Balance Sheet" has the meaning set forth in Section 4.28.
                   -------------                               ------------

                  "Bond Tender" has the meaning set forth in Section 3.01(l).
                   -----------                               ---------------

                  "Bonds" means the Company's 10 5/8% Senior Subordinated Notes
                   -----
due August 1, 2007 issued pursuant to an Indenture, dated as of August 7, 1997, among the Company, the Guarantors named therein and U.S. Trust Company of Texas, N.A., as Trustee.

                  "Circumstances" means any fact, situation, circumstance,
                   -------------
status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction.

                  "Closing" has the meaning set forth in Section 2.01(a).
                   -------                               ---------------

                  "Closing Date" has the meaning set forth in Section 2.01(a).
                   ------------                               ---------------

                  "Closing Transactions" has the meaning set forth in Section
                   --------------------                               -------
2.01(b).
-------

                  "Code" means the Internal Revenue Code of 1986, as amended,
                   ----
and the rules and regulations promulgated thereunder.

                  "Common Units" has the meaning set forth in Section 1.02(a).
                   ------------                               ---------------

                  "Company" has the meaning set forth in the Preface.
                   -------

                  "Company Common Stock" has the meaning set forth in Section
                   --------------------                               -------
1.02 (a).
--------

                  "Company Parties" has the meaning set forth in Section
                   ---------------                               -------
10.02(a).
--------

                  "Company Stock" has the meaning set forth in Section 1.02(a).
                   -------------                               ---------------

                  "Company Transaction" has the meaning set forth in Section
                   -------------------                               -------
7.05.
----

                  "Computer Systems" has the meaning set forth in Section 4.18.
                   ----------------                               ------------

                  "Confidential Information" means all information of a
                   ------------------------
confidential or proprietary nature (whether or not specifically labeled or identified as "confidential"), in any form or medium, that relates to the business, products, services or research or development of any of the Company or its Subsidiaries or their respective suppliers, distributors, customers, independent contractors or other business relations. Confidential Information includes, but is not limited to, the following: internal business information (including information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures, accounting and business methods and potential acquisition candidates); identities of, individual requirements of, specific contractual arrangements with, and information about, the Company's suppliers, distributors, customers, independent contractors or other business relations and their confidential information; trade secrets, know-how, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, documentation, models, data and data bases relating thereto; inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) and other Proprietary Rights.

                  "Construction Contracts" has the meaning set forth in Section
                   ----------------------                               -------
4.09(e).
-------

                  "Construction Projects" has the meaning set forth in Section
                   ---------------------                               -------
4.09(e).
-------

                  "Construction Real Property" has the meaning set forth in
                   --------------------------
Section 4.09(e).
---------------

                  "Contractors" has the meaning set forth in Section 4.09(e).
                   -----------                               ---------------

                  "Crown" has the meaning set forth in the Preface.
                   -----

                  "Debt Transactions" means the financing to be provided to the
                   -----------------
HTI and/or the Surviving Corporation at the Closing pursuant to the Loan Documents.

                  "Delaware Law" has the meaning set forth in Section 1.01 (a).
                   ------------                               ----------------

                  "DLJ Fee" has the meaning set forth in Section 5.06.
                   -------                               ------------

                  "Dissenting Share" has the meaning set forth in Section 1.02
                   ----------------                               ------------
(c).
---

                  "Effective Time" has the meaning set forth in Section 1.01
                   --------------                               ------------
(b).
---

                  "Employee Benefit Plan" means any (a) nonqualified deferred
                   ---------------------
compensation or retirement plan or arrangement, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan.

                  "Employee Pension Benefit Plan" has the meaning set forth in
                   -----------------------------
ERISA Section 3(2).

                  "Employee Welfare Benefit Plan" has the meaning set forth in
                   -----------------------------
ERISA Section 3(1).

                  "Encumbrance" means any lien, encumbrance, charge,
                   -----------
restriction, mortgage, pledge, or security interest, and with respect to any Company Stock, any right of first refusal, preemptive right or offer or put right.

                  "Environmental and Safety Requirements" shall mean all
                   -------------------------------------
federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, radiation or radon), each as amended or supplemented through the Closing Date.

                  "Environmental Encumbrance" means any Encumbrance, whether
                   -------------------------
recorded or unrecorded, in favor of any governmental entity, relating to any liability of the Company or its Subsidiaries arising under any Environmental and Safety Requirements.

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
1974, as amended.

                  "ERISA Affiliate" means each entity which together with the
                   ---------------
Company is treated as a single employer for purposes of Code Section 414 and regulations issued thereunder.

                  "Estoppel Certificates" has the meaning set forth in Section
                   ---------------------                               -------
3.01(k)(iv).
-----------

                  "Excluded Claim" has the meaning set forth in Section
                   --------------                               -------
10.02(f).
--------

                  "Financial Statements" have the meaning set forth in Section
                   --------------------                                -------
4.06.
----

                  "Funded Debt" has the meaning set forth in Section
                   -----------                               -------
2.01(b)(iii).
------------

                  "GAAP" means United States generally accepted accounting
                   ----
principles consistently applied.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements
                   -------
Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "HTI" has the meaning set forth in the Preface.
                   ---

                  "Indebtedness" means at a particular time, with respect to any
                   ------------
Person, without duplication, (i) indebtedness of such Person for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money,
(ii) indebtedness of such Person evidenced by any note, bond, debenture or other debt security, (iii) indebtedness of such Person for the deferred purchase price of property or services with respect to which such Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more 30 days past due), (iv) contingent reimbursement obligations of such Person with respect to letters of credit, (v) indebtedness guaranteed in any manner by such Person (including guarantees in the form of an agreement to repurchase or reimburse), (vi) obligations under capitalized leases with respect to which such Person is liable as obligor or guarantor, (vii) any indebtedness secured by an Encumbrance on such Person's assets and

(viii) any unsatisfied obligation for "withdrawal liability," as such term is defined under ERISA, to a Multiemployer Plan.

                  "Indemnitee" has the meaning set forth in Section 10.02(e).
                   ----------                               ----------------

                  "Indemnitor" has the meaning set forth in Section 10.02(e).
                   ----------                               ----------------

                  "Institutional Investors" has the meaning set forth in the
                   -----------------------
Preface.

                  "Investment" as applied to any Person means (i) any direct or
                   ----------
indirect purchase or other acquisition by such Person of any notes, obligations, instruments, capital stock, securities or ownership interests (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

                  "Knowledge," with respect to the Company or any of its
                   ----------
Subsidiaries with respect to any matter, means the actual awareness or knowledge of such matter of the following individuals: Thomas W. Stephenson, Jr., James R. Featherstone and Robert E. Painter, the Company's directors and officers and Thomas Mendell and Eric Wilkinson.

                  "Latest Balance Sheet" has the meaning set forth in Section
                   --------------------                               -------
4.06.
----

                  "Leases" has the meaning set forth in Section 4.09(c).
                   ------

                  "Lease Consents" has the meaning as set forth in Section
                   --------------                                  -------
3.01(k)(ii).
-----------

                  "Leased Real Property" has the meaning set forth in Section
                   --------------------                               -------
4.09(c).
-------

                  "Liability" means any liability, debt, obligation, deficiency,
                   ---------
Tax, penalty, fine, claim, cause of action or other loss, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due and regardless of when asserted.

                  "Loan Documents" means the credit agreement, to be dated as of
                   --------------
the Closing Date, among the HTI, as Borrower, the Purchaser, the lenders listed therein (the "Lenders"), and all other agreements and instruments referenced
              -------
therein or contemplated thereby, as the same may be amended or modified from time to time in accordance with their respective terms.

                  "Losses" has the meaning set forth in Section 10.02(a).
                   ------                               ----------------

                  "Material Adverse Effect" means a material and adverse effect
                   -----------------------
upon the business, operations, assets, liabilities, financial condition of the Company or any of its Subsidiaries, taken as a whole, except for general economic changes and changes that may affect the industries of the Company or any Subsidiaries generally.

                  "Merger" has the meaning set forth in Section 1.01(a).
                   ------                               ---------------

                  "Merger Consideration" has the meaning set forth in Section
                   --------------------                               -------
1.02(a).
-------

                  "Merger Sub" has the meaning set forth in the Preface.
                   ----------

                  "Multiemployer Plan" means any employee benefit plan that is a
                   ------------------
"multiemployer plan" within the meaning of Section 3(37) of ERISA and to which the Company has an obligation to contribute.

                  "Newco" has the meaning set forth in Section 1.02(a).
                   -----                               ---------------

                  "Non-Disturbance Agreements" has the meaning set forth in
                   --------------------------
Section 3.01(k)(vi).
-------------------

                  "Operating Agreement" means the limited liability company
                   -------------------
agreement of Newco.

                  "Option" has the meaning set forth in Section 1.04.
                   ------                               ------------

                  "Owned Real Property" has the meaning set forth in Section
                   -------------------                               -------
4.09(b).
-------

                  "Payment Agent" has the meaning set forth in Section 1.03.
                   -------------                               ------------

                  "Person" means an individual, a partnership, a corporation, a
                   ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Permitted Encumbrances" shall mean (i) statutory liens for
                   ----------------------
current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by the Company or any of its Subsidiaries and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics', carriers', workers', repairers' and similar statutory liens arising or incurred in the ordinary course of business for amounts which are not delinquent and which are being contested in good faith by appropriate proceedings of the Company or any Subsidiary and which are not, individually or in the aggregate, material; (iii) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the Owned Real Property which are not violated by the current use and operation of the Owned Real Property; (iv) instruments evidencing or securing Liabilities reflected on the Latest Balance Sheet; and (v) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Owned Real Property or the Leased Real Property which do not materially impair the occupancy or use of the Owned Real Property or the Leased Real Property for the purposes for which it is currently used in connection with the Company's or any of its Subsidiaries' business.

                  "Pre-Closing Period" has the meaning set forth in Section
                   ------------------                               -------
4.08.
----

                  "Preferred Stock" has the meaning set forth in Section
                   ---------------                               -------
1.02(a).
-------

                  "Proprietary Rights" has the meaning set forth in Section
                   ------------------                               -------
4.10.
----

                  "Purchaser" has the meaning set forth in the Preface.
                   ---------

                  "Purchaser Indemnified Party" has the meaning set forth in
                   ---------------------------
Section 10.02(c).
----------------

                  "Purchaser's Representatives" has the meaning set forth in
                   ---------------------------
Section 7.02.
------------

                  "Recapitalization Agreement" has the meaning set forth in
                   --------------------------
Section 3.01(h).
---------------

                  "Real Property" has the meaning set forth in Section 4.09(c).
                   -------------                               ---------------

                  "Stockholders" has the meaning set forth in Section 1.03.
                   ------------                               ------------

                  "Subsequent Event Disclosure" has the meaning set forth in
                   ---------------------------
Section 7.06.
------------

                  "Subsidiaries" has the meaning set forth in the Preface.
                   ------------

                  "Surviving Corporation" has the meaning set forth in Section
                   ---------------------                               -------
1.01(a).
-------

                  "Surveys" has the meaning set forth in Section 3.01(k)(ii).
                   -------                               -------------------

                  "Tax" or "Taxes" means all taxes, assessments, charges,
                   ---      -----
duties, fees, levies, imposts or other governmental charges, including, without limitation, all United States federal, state, provincial, local, foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, value added, occupation, property, excise, severance, windfall profits, stamp, license, payroll, withholding and other taxes, assessments, charges, duties, fees, levies, imposts or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and all estimated taxes, deficiency assessments, additions to tax, penalties, and interest and shall include any Liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

                  "Tax Returns" means any return, report, information return or
                   -----------
other document (including schedules or any related or supporting information) filed or required to be filed with any governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.
                  "Title Commitments" has the meaning set forth in Section
                   -----------------                               -------
3.01(k)(i).
----------

                  "Title Company" has the meaning set forth in Section
                   -------------                               -------
3.01(k)(i).
----------

                  "Title Policies" has the meaning set forth in Section
                   --------------                               -------
3.01(k)(i).
----------

                  "Transaction Documents" means this Agreement, agreements
                   ---------------------
providing for the termination of outstanding options to purchase Company Stock and termination of affiliate contracts (other than existing employment agreements) and any other agreements contemplated hereby to which the Company or any Subsidiary is a party, other than the Loan Documents

                  "Transaction Expenses" has the meaning set forth in Section
                   --------------------                               -------
12.02.
-----

                  "United Artists and General Cinema Consents" has the meaning
                   ------------------------------------------
set forth in Section 3.01(k)(v).
             ------------------

                  "United Artists' and General Cinema's Estoppel Certificates"
                   ----------------------------------------------------------
has the meaning set forth in Section 3.01(k)(v).
                             ------------------

                  "Year 2000 Compliant" has the meaning set forth in Section
                   -------------------                               -------
4.18.
----

         11.02    Other Definitional Provisions.
                  -----------------------------

                  (a) Accounting Terms. Accounting terms which are not otherwise
                      ----------------
defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of accounting term that is defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement will control.

                  (b) "Hereof," etc. The terms "hereof," "herein" and
                       -------------
"hereunder" and terms of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement. Section, clause, Schedule and Exhibit references contained in this Agreement are references to Sections, clauses, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

                  (c) Successor Laws. Any reference to any particular Code
                      --------------
section or any other law or regulation will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.


                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

         12.01    Press Releases and Communications. No party shall issue any
                  ---------------------------------
press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Purchaser and the Company; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing party will use its reasonable best efforts to advise the other parties hereto prior to making such disclosure).

         12.02    Expenses. Except as otherwise provided herein, each party
                  --------
shall pay all of its own fees, costs and expenses (including, without limitation, fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred in connection with the negotiation of this Agreement and the other agreements contemplated hereby, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby (collectively, the "Transaction Expenses"). Notwithstanding
                                       --------------------
the foregoing, all of the Transaction Expenses incurred by the Institutional Investors, the Purchaser and their Affiliates will be paid by the Surviving Corporation, if the Closing occurs.

         12.03    Confidentiality. If the transactions contemplated hereby are
                  ---------------
consummated, each of the Institutional Investors agree not to disclose or use at any time (and shall cause each of their respective Affiliates not to use or disclose) any Confidential Information (whether or not such information is or was developed by each of the Institutional Investors ), except to the extent that such disclosure or use is directly related to and required by the performance of each of the Institutional Investors' duties to the Company. Each of the Institutional Investors further agrees to take all appropriate steps (and to cause their respective Affiliates to take all appropriate steps) to safeguard such Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. In the event any of the Institutional Investors or any of their Affiliates is required by law to disclose any Confidential Information, such Institutional Investor shall promptly notify the Company in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and shall cooperate with the Company to preserve the confidentiality of such information consistent with applicable law. Whether or not the transactions contemplated hereby are consummated, the Company and the Institutional Investors shall return to the Purchaser and keep confidential all information and materials regarding the Purchaser (except to the extent (i) disclosure of such information is required by law, or (ii) the information becomes publicly known except through the actions or inactions of the Company or the Institutional Investors).

         12.04     Notices. All notices, demands and other communications to be
                   -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is sent on the same day by registered mail, return receipt requested, or (c) received by the addressee, if sent by Federal Express or similar nationally recognized overnight courier service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

                  Notices to the Purchaser:
                  ------------------------

                  Wallace Theater Corporation II
                  c/o GTCR Golder Rauner, L.L.C.
                  6100 Sears Tower
                  Chicago, IL 60603
                  Attention: Donald Edwards and
                             William Kessinger
                  Facsimile: (312) 382-2201

                  with a copy to:
                  --------------

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois 60601
                  Attention: Kevin R. Evanich and
                             Jeffrey Seifman
                  Facsimile: (312) 861-2200

                  Notices to the Institutional Investors
                  --------------------------------------

                  The Beacon Group
                  399 Park Avenue, 17th Floor
                  New York, New York 10152
                  Attention: Thomas G. Mendell
                  Facsimile: (212) 339-9109

                  Notices to Company:
                  ------------------

                  Hollywood Theater Holdings, Inc.
                  2911 Turtle Creek Boulevard
                  Suite 1150
                  Dallas, Texas 75219
                  Attention: Thomas W. Stephenson, Jr.
                  Facsimile: (214) 528-5835

                  with a copy to (prior to the Effective Time):
                  --------------------------------------------

                  Baker & Botts
                  2001 Ross Avenue
                  Dallas, Texas 75201-2980
                  Attention: Jack L. Kinzie
                  Facsimile: (214) 953-6503

         12.05    Assignment.
                  ----------

                           (i)      This Agreement and all of the covenants and
agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Institutional Investors, or assigned or delegated by the Company prior to the Closing, without the prior written consent of the Purchasers.

                           (ii)     The Purchaser and, following the Closing,
each of the Surviving Corporation and its Subsidiaries may assign this Agreement and its rights and obligations hereunder to lenders as collateral security and in connection with any merger or consolidation involving the Surviving Corporation or any of its Subsidiaries or in connection with any direct or indirect sale of securities or assets of the Surviving Corporation or any of its Subsidiaries or any other disposition in whole or in part of the Surviving Corporation or any of its Subsidiaries.

         12.06    Severability. Whenever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.07    No Strict Construction. The language used in this Agreement
                  ----------------------
shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person.

         12.08    Amendment and Waiver. Any provision of this Agreement or the
                  --------------------
schedules or exhibits hereto may be amended or waived only in writing signed by the Purchaser, the Company and the Representative. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

         12.09    Complete Agreement. This Agreement and the documents referred
                  ------------------
to herein contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way. The representations and warranties made by the Company in this Agreement, and the Schedules that accompany this Agreement, supersede, replace and nullify in every respect the data set forth in any other document, material or statement, whether written or oral, previously made available to the Purchaser.

         12.10    No Third-Party Beneficiaries. This Agreement is for the sole
                  ----------------------------
benefit of the parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties and such permitted successors and assigns, any legal or equitable rights hereunder.

         12.11    Counterparts. This Agreement may be executed in multiple
                  ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

         12.12    Governing Law. All matters relating to the interpretation,
                  -------------
construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

         12.13    Consent to Amendments. This Agreement may be amended, or any
                  ---------------------
provision of this Agreement may be waived; provided that any such amendment or
                                           -------- ----
waiver shall be binding upon the Company (or following the Effective Time, the Surviving Corporation) only if set forth in a writing executed by the Company (or the Surviving Corporation, as the case may be) and referring specifically to the provision alleged to have been amended or waived, any such amendment or waiver shall be binding upon any of the Institutional Investors only if set forth in a writing executed by such Institutional Investor and referring specifically to the provision alleged to have been amended or waived, and any such amendment or waiver shall be binding upon the Purchaser only if set forth in a writing executed by the Purchaser and referring specifically to the provision alleged to have been amended or waived. No course of dealing between or among the parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

         12.14    Descriptive Headings; Interpretation. The headings and
                  ------------------------------------
captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word "including" herein shall mean "including without limitation." The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

         12.15   Limitation of Liability. In no event shall any direct or
                 -----------------------
indirect member, stockholder, officer, director, partner or other representative of any Institutional Investor be personally liable for any obligation hereunder of any Institutional Investor. In no event shall recourse with respect to the obligations hereunder of any institutional Investor be had to the assets or business of any person other than such Institutional Investor.

         12.16    Ownership of Merger Sub. Notwithstanding anything contained in
                  -----------------------
this agreement to the contrary, at Purchaser's election, Newco may acquire a portion of the common stock of Merger Sub prior to the Merger in exchange for the Common Units to be issued pursuant to Section 1.02.

If Purchaser so elects, Newco will, immediately after the Merger, exchange any common stock of the Surviving Corporation Newco receives in the Merger (in respect of Merger Sub stock) for common stock of the Purchaser.

         12.17    Directors and Officers Liability Insurance. From and after the
                  ------------------------------------------
Effective Time until the third anniversary date of the Effective Time, the Surviving Corporation shall maintain in full force and effect the Company's directors and officers liability insurance as to incurrences prior to the Effective Time, even if claims are made after the Effective Time, on terms substantially identical to those in place at the Effective Time; provided that the Surviving Corporation shall only be obligated to maintain an amount of such insurance which could then be purchased through the payment of premiums which are not in excess of 150% of the premiums for such insurance in effect as of the date hereof.

                                   *   *   *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger on the day and year first above written.

          Company:                      HOLLYWOOD THEATER HOLDINGS, INC.

                                        By:    /s/  Thomas W. Stephenson, Jr.
                                           ----------------------------------
                                        Its:        President
                                           ----------------------------------


          Purchaser:                    WALLACE THEATER CORPORATION II

                                        By:    /s/  Scott C. Wallace
                                           ----------------------------------
                                        Its:        President
                                           ----------------------------------


          Merger Sub:                   HOLLYWOOD MERGER CO.

                                        By:    /s/  Scott C. Wallace
                                           ----------------------------------
                                        Its:        President
                                           ----------------------------------


          Institutional Investors:      THE BEACON GROUP III - FOCUS
                                        VALUE FUND, L.P.

                                        By:     Focus Value Investors, L.L.C
                                                Its General Partner

                                        By:     Focus Value GP., Inc.
                                                Its Managing Member


                                        By:    /s/  Thomas G. Mendell
                                           ----------------------------------
                                        Its:        Managing Director
                                           ----------------------------------

                                  STRATFORD CAPITAL PARTNERS, L.P.

                                  By:      Stratford Capital GP Associates, L.P.

                                  By:      Stratford Capital Corporation

                                  By:      /s/  John G. Farmer, Jr.
                                     -------------------------------------------
                                  Its:
                                     -------------------------------------------



                                  STRATFORD EQUITY PARTNERS, L.P.

                                  By:      Stratford Capital GP Associates, L.P.

                                  By:      Stratford Capital Corporation

                                  By:      /s/  John G. Farmer, Jr.
                                     -------------------------------------------
                                  Its:
                                     -------------------------------------------


                                  HOAK COMMUNICATIONS PARTNERS, L.P.

                                  By:      HCP INVESTMENT, L.P.

                                  By:      HOAK PARTNERS, L.L.C.

                                  By:      /s/  Thomas L. Harrison
                                     -------------------------------------------
                                  Its:          Principal
                                     -------------------------------------------


                                  HCP CAPITAL FUND, L.P.

                                  By:      JAMES M. HOAK & co.

                                  By:      /s/  Thomas L. Harrison
                                     -------------------------------------------
                                  Its:          Executive Vice President
                                     -------------------------------------------